--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------------

[PHOTO OMITTED]

Richard Goldman
Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and convertible securities

Inception: April 13, 1983

Net Assets at June 30, 2002: $1,645,563,610

Q: How has the stock market and the Fund performed year-to-date?

A: The first half of 2002 was a very difficult period for equity investors, continuing a downward, volatile trend that started in March 2000. As the table below shows, every segment of the U.S. equity market produced negative returns over the first half. The hardest hit were the NASDAQ Composite(1) and S&P/Barra Growth Index,(2) due to their relatively heavy weights in technology and telecommunication companies. Mid and small cap companies fared relatively better (they were down less) than larger cap companies, continuing a trend which started with the overall reversal in the market in early 2000. Similarly, value has also performed relatively better since the turn in the market over two years ago. In summary, everything that was relatively outperforming in the late 1990's has subsequently been underperforming. This dramatic reversal is evidence of the benefits of not chasing yesterday's winners and of maintaining proper diversification.

                                                              Six Months Ended
                                                                June 30, 2002
                                                              ----------------
S&P 500 Index(3)                                                   -13.15%
S&P/Barra Growth Index                                             -16.9%
S&P/Barra Value Index(4)                                            -9.5%
NASDAQ Composite                                                   -24.8%
S&P Midcap 400 Index(4)                                             -3.2%
Russell 2000 Index(4)                                               -4.7%

================================================================================
"Reflecting our concerns about the high level of volatility and the difficult environment for corporate profitability, the Fund owns companies that we believe will have relatively predictable earnings over the next couple of years."
================================================================================

      Reflecting the broad market, The Guardian Stock Fund was also down during the first half of 2002, though the Fund slightly outperformed its S&P 500 Index benchmark during this period. We are disappointed that the Fund declined in value during the first half of the year. Our careful review of the portfolio's holdings gives us confidence that we own leading companies with strong operations that are being brought down by the overall market conditions. We believe owning these market leaders will benefit the Fund going forward and has already helped the Fund reduce its daily volatility relative to the market, as shown in the table below.

                                     The Guardian
  Six Months Ended                       Stock               S&P 500
  June 30, 2002                          Fund                 Index
                                     ------------          -----------
Total Return                           -12.62%(5)            -13.15%
Annualized Volatility(6)                16.5%                 18.5%

--------------------------------------------------------------------------------
(1) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that apply to mutual funds.
(2) The S&P/Barra Growth Index is an unmanaged index of the growth stocks within the S&P 500 Index, which is generally representative of growth stocks in the U.S. stock market. The S&P/Barra Growth Index is not available for direct investment and its returns do not reflect the fees and expenses that apply to mutual funds.
(3) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The S&P/Barra Value Index is an unmanaged index of the value stocks within the S&P 500 Index, which is generally considered to be representative of value stocks in the U.S. stock market. The S&P Midcap 400 Index is an unmanaged index of 400 primarily midcap U.S. stocks which is generally considered to be representative of mid-capitalization issues in the U.S. stock market activity. The Russell 2000 Index is an unmanaged index which is generally considered to be representative of small-capitalization issues in the U.S. stock market. These indexes are not available for direct investment and their returns do not reflect the fees and expenses applicable to mutual funds.
(5) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(6) Annualized volatility is measured by using standard deviation on an annualized basis. Standard deviation is a volatility measure of the dispersion of daily returns around the average return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What factors affected the Fund's performance?

A: During the first half of 2002, the Fund's performance relative to its benchmark benefited from its holdings in the energy and financial sectors. The Fund also benefited from its holdings within the telecommunications sector where the Fund held regional phone companies rather than the troubled long distance and wireless companies. The Fund's relative performance was negatively impacted by its underweight positions in the basic materials and consumer discretionary sectors, both of which had good performance on the expectation of a strong economic recovery.

Q: What are your expectations for the rest of the year?

A: The market environment remains quite volatile as investors are dealing with a high degree of uncertainty on several fronts including: the strength of the economic and earnings recovery; a breakdown of corporate accounting credibility; and the ongoing risk of terrorism. Even in more certain times it is extremely difficult to predict future market conditions and forecast market returns. This is why in our investment process we do not attempt to forecast future market returns in managing The Guardian Stock Fund. Our goal is to beat our benchmark by identifying the best companies to hold in the portfolio. So while we are in the short term cautious on the potential for the U.S. equity market to generate above average returns we do believe there are solid investment opportunities available that we will seek to invest in.

Q: How is the Fund positioned for this difficult environment?

A. Reflecting our concerns about the high level of volatility and the difficult environment for corporate profitability, the Fund owns companies that we believe will have relatively predictable earnings over the next couple of years. This includes a modestly overweight position in healthcare companies including leading hospital management companies like HCA and Health Management Associates, pharmaceutical companies like Abbott Laboratories and Pfizer, and medical device companies like Medtronic and Boston Scientific. The Fund is also overweight in consumer staple companies including Walgreens, Avon Products, Procter & Gamble and Philip Morris. Conversely, the Fund is underweight in companies that are very dependent on a strong economic recovery, including cyclical consumer and industrial companies.

The Guardian Stock Fund Profile

----------------------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                                                               Since Fund
                             1 Year     3 Years     5 Years    10 Years    Inception (4/13/83)
----------------------------------------------------------------------------------------------
The Guardian Stock Fund      -19.59%    -12.17%      0.07%      11.14%           12.67%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2002

                                                                   Percent of
      Company                                                   Total Net Assets
--------------------------------------------------------------------------------
 1.   Microsoft Corp.                                                 3.98%
--------------------------------------------------------------------------------
 2.   Wal-Mart Stores, Inc.                                           3.44%
--------------------------------------------------------------------------------
 3.   Pfizer, Inc.                                                    3.25%
--------------------------------------------------------------------------------
 4.   American Int'l. Group, Inc.                                     2.69%
--------------------------------------------------------------------------------
 5.   Verizon Comm.                                                   2.30%
--------------------------------------------------------------------------------
 6.   General Electric Co.                                            2.26%
--------------------------------------------------------------------------------
 7.   Johnson & Johnson                                               2.15%
--------------------------------------------------------------------------------
 8.   Exxon Mobil Corp.                                               1.99%
--------------------------------------------------------------------------------
 9.   Citigroup, Inc.                                                 1.98%
--------------------------------------------------------------------------------
10.   Schlumberger Ltd.                                               1.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Sector Weightings of The Guardian Stock Fund
                              as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

               Industrials                              7.57%
               Cash                                     4.42%
               Materials                                1.15%
               Financials                              19.60%
               Utilities                                4.91%
               Consumer Staples                        11.75%
               Information Technology                  13.18%
               Energy                                   8.13%
               Consumer Discretionary                   8.20%
               Health Care                             17.34%
               Telecommunication Services               3.75%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                The Guardian Stock Fund       S&P 500 Index       Cost of Living
                -----------------------       -------------       --------------
4/13/2083               10000                     10000               10000
                        10891                     10844               10333
       83               11028                     10867               10336
                        10684                     10328               10571
       84               12218                     11529               10754
                        14360                     13501               10958
       85               16130                     15169               11162
                        20326                     18307               11152
       86               18889                     17985               11295
                        22920                     22898               11580
       87               19241                     18903               11794
                        23115                     21283               12029
       88               23160                     21989               12314
                        26541                     25595               12650
       89               28613                     28887               12885
                        28334                     29749               13252
       90               25224                     27959               13680
                        29788                     31938               13874
       91               34293                     36439               14088
                        34598                     36196               14302
       92               41178                     39207               14516
                        46490                     41100               14720
       93               49396                     43130               14913
                        47471                     41667               15097
       94               48767                     43679               15311
                        58848                     52468               15545
       95               65667                     59992               15668
                        72792                     66015               15973
       96               83330                     73770               16176
                       110475                     91429               16627
       97              112983                     94035               16627
                       128110                    110637               17090
       98              135440                    120810               17287
                       138555                    126826               17322
       99              177629                    163104               17232
                       171515                    148936               17233
        0              196229                    160411               17477
                       183486                    156149               17508
   1/1/04              123757                    133029               18269
                       113879                    125644               18018
   3/2002              115060                    125990               18152
   6/2002               99507                    109115               18261

--------------------------------------------------------------------------------

      A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $99,507 on June 30, 2002. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $109,115. The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("the S&P 500 Index")

Portfolio: Common stocks of companies included in the S&P 500 Index, which emphasizes securities issued by large U.S. companies

Inception: August 25, 1999

Net Assets at June 30, 2002: $321,283,239

Q: This has been a volatile period for the financial markets. How has the Fund performed?

A: In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -13.15%. The Fund's return over the period was -13.34%.(2)

Q:    What strategies were used by the Fund and how did they affect performance?

A: As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested.

Q: What are your expectations for the future and how are you positioning the Fund to take advantage of those expectations?

A: As passive investors, we do not attempt to engage in either market timing or active security selection decisions. Our only goal is to match the returns of the broad equity market (as measured by the S&P 500 Index) in the most efficient way.

================================================================================
"As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index."
================================================================================

--------------------------------------------------------------------------------
(1) "S&P," "S&P 500(R)," "Standard & Poor's 500" and, "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund Profile
--------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year ................................................................. -18.22%
Since Inception (8/25/99) ..............................................  -9.69%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Top Ten Holdings as of June 30, 2002

                                                                     Percent of
                                                                        Total
      Company                                                        Net Assets
--------------------------------------------------------------------------------
 1.   Microsoft Corp.                                                   3.21%
--------------------------------------------------------------------------------
 2.   General Electric Co.                                              3.14%
--------------------------------------------------------------------------------
 3.   Exxon Mobil Corp.                                                 3.03%
--------------------------------------------------------------------------------
 4.   Wal-Mart Stores, Inc.                                             2.66%
--------------------------------------------------------------------------------
 5.   Pfizer, Inc.                                                      2.40%
--------------------------------------------------------------------------------
 6.   Citigroup, Inc.                                                   2.16%
--------------------------------------------------------------------------------
 7.   American Int'l. Group, Inc.                                       1.92%
--------------------------------------------------------------------------------
 8.   Johnson & Johnson                                                 1.74%
--------------------------------------------------------------------------------
 9.   Coca-Cola Co.                                                     1.49%
--------------------------------------------------------------------------------
10.   Int'l. Business Machines                                          1.33%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Sector Weightings held by The Guardian VC 500
                         Index Fund as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

               Consumer Discretonary                     13.69%
               Industrials                               10.98%
               Materials                                  3.18%
               Consumer Staples                           9.88%
               Financials                                19.78%
               Energy                                     7.59%
               Health Care                               13.69%
               Information Technology                    13.88%
               Utilities                                  3.08%
               Telecommunication Services                 4.09%
               Cash                                       0.16%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Sector Weightings for the S&P Index as of
                                 June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

               Consumer Discretionary                    13.63%
               Industrials                               11.02%
               Materials                                  3.22%
               Consumer Staples                           9.90%
               Financials                                19.85%
               Energy                                     7.58%
               Health Care                               13.72%
               Information Technology                    13.93%
               Utilities                                  3.09%
               Telecommunication Services                 4.06%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

[PHOTO OMITTED]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Objective: Long-term total in-vestment return consistent with moderate investment risk

Portfolio: Purchases shares of The Guardian VC 500 Index Fund, The Guardian Stock Fund, The Guardian Bond Fund, and/ or The Guardian Cash Fund

Inception: September 15, 1999

Net Assets at June 30, 2002: $39,880,936

Q. This has been a volatile period for the financial markets. How has the Fund performed?

A: In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -13.15% and the total return on bonds, as measured by the Lehman Aggregate Bond Index,(2) was 3.79%. Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 Index and 40% in the Lehman Aggregate Bond Index (rebalanced monthly) would have returned -6.53%. The Fund's return over the period was -11.26%(3) with dividends reinvested.

      Our weak results relative to our benchmark were also reflected in our performance relative to our peers. We trailed the -6.29% return of funds with similar objectives and policies in the Lipper(4) universe, and underperformed the median return of -7.56% produced by Morningstar's(5) universe of asset allocation funds.

Q:    What strategies were used by the Fund and how did they affect performance?

A: As always, the Fund is managed using proprietary quantitative models which attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

      In general, a benign interest rate environment and an economy which appears to be recovering from a recession led us to hold an aggressive equity exposure relative to cash and bonds. Specifically, at year-end 2001, the Fund's mix was 86% stock/10% bond/4% cash, and we have maintained that posture through June 30, 2002. These weightings should be compared to the completely neutral 60/40/0 percentage mix that we would expect to own when the markets were all fairly valued relative to one another.

      Our models are driven by quantifiable economic variables dealing with corporate profitability and interest rates. Unfortunately, the markets have been driven of late by factors which are not amenable to quantification, such as corporate malfeasance and terrorism. These are important matters to be sure, but not captured in our models.

================================================================================
"We continue to be very aggressively positioned with a high equity weighting, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses in spite of an accommodative Federal Reserve combined with a stimulative fiscal stance."
================================================================================

Q. What are your expectations for the future and how are you positioning the Fund to take advantage of those expectations?

A: We continue to be very aggressively positioned with a high equity weighting, and we will maintain this stance

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund. There are 82 funds in the Lipper variable contract flexible portfolio fund category for the six month period ended June 30, 2002.
(5) (C) 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

--------------------------------------------------------------------------------
until either interest rates increase sufficiently or corporate profitability collapses in spite of an accommodative Federal Reserve combined with a stimulative fiscal stance. Historically, this monetary/fiscal combination has proven to be a powerful positive force for the markets. From a pure valuation perspective, we believe equities look very attractive. Sooner or later, the markets will return to such fundamental concerns. In the meantime, we maintain our discipline.

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year ................................................................  -13.86%
Since Inception (9/15/99) .............................................   -3.56%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Asset Class
                               as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

                     Cash                                 4%
                     Fixed Income                        10%
                     Common Stocks                       86%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
-------------------------------------

[PHOTO OMITTED]                         [PHOTO OMITTED]

Peter J. Liebst                         Thomas G. Sorell, C.F.A.
Co-Portfolio Manager                    Co-Portfolio Manager

Objective: Seeks current income. Capital appreciation is a secondary objective.

Portfolio: At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

Inception: September 13, 1999

Net Assets at June 30, 2002: $33,859,212

Q:    How did the Fund perform during the first half of 2002?

A: The Guardian VC High Yield Bond Fund posted a -0.85%(1) return for the first six months of 2002. This compared to an average -3.54% return for the 79 variable contract high yield bond funds tracked by Lipper Analytical Services.(2) As a measure of the overall high yield market, the Lehman Brothers Corporate High Yield Index(3) posted a -4.84% return for the first six months of 2002.

Q:    What factor's affected the Fund's performance?

A: The first half of 2002 was a difficult period for U.S. investors. The year began with hope that the U.S. economy had seen the worst of the 2001 recession and that an economic recovery would soon unfold. While positive momentum was seen in the early months of the year, the financial markets quickly realized this was substantially due to an inventory restocking cycle rather than a sustainable level of economic growth. It became apparent that an economic rebound would be slower than many had expected.

      Even more damaging, a financial market already acutely aware of the vulnerability to event risk after the September tragedy, found itself barraged by a series of negative financial and corporate governance disclosures. Beginning with Enron and followed by Global Crossing, WorldCom, Qwest, Adelphia, Tyco, Xerox, etc., major U.S. corporations made disclosures which not only forced investors to question the fiduciary integrity of corporate leadership, but also the reliability and accuracy of financial statements. The financial markets were left questioning how to accurately measure the risk and value of companies given the lack of confidence in financial reporting practices. The result was a continued flight to quality by investors. Returns for the first half of 2002 were highly correlated to the level of risk associated with an asset class, as demonstrated by the substantially risk-free U.S. Treasury market returning 3.61% while the equity market showed sizable losses, as shown by the S&P 500 Index(4) which posted a -13.15% return.

================================================================================
"The Guardian VC High Yield Bond Fund was able to outperform both the overall high yield market and the average of its Lipper peer group due to its industry allocation and security selection."
================================================================================

      The high yield market, which posted a -4.84% return for this six month period, also exhibited the same flight to quality as the overall financial markets. Within the high yield market, higher credit quality issuers, as measured by a Moody's Ba rating, posted a -3.89% return compared to lower quality issuers such as those with a Moody's Caa rating which posted a -11.38% return for the period. This was also exhibited when reviewing individual industry performance within the high yield market. Only 5 of the

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses applicable to mutual funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

34 industries within the Lehman index posted a negative return for the first half of the year. These underperformers included cable, wireless and wireline communications, technology and utilities.

      One of the most unusual and dramatic impacts on the high yield market during the first half of 2002 was the number of "fallen angels" (investment grade securities downgraded to below investment grade by Moody's). During the period, $78.1 billion of bonds were downgraded to high yield status. This was almost twice the total amount of new securities issued into the high yield market during the period. Most importantly, the performance of these fallen angels substantially detracted from the performance of the high yield market. If the fallen angels were not included in the first six months' performance, the high yield market would have posted a -2.07% return during the period instead of the actual reported return of -4.84%.

      The Guardian VC High Yield Bond Fund was able to outperform both the overall high yield market and the average of its Lipper peer group due to its industry allocation and security selection. Specifically, the Fund maintained a diversified portfolio throughout the period with an underweight in all the above mentioned underperforming industries. Additionally, the Fund was not a buyer of the fallen angels as they entered the high yield market.

Q:    What is your outlook for the future?

A: We are entering the second half of 2002 with indications that an economic recovery is slowly unfolding. While an improving economy will have obvious benefits to the high yield market, we are also highly aware of the many ongoing external factors having the potential to delay or reverse the recent trends. These include geopolitical event risks, further disclosures of improper corporate governance or financial reporting, and any decline in consumer spending which has been the support to the U.S. economy over the last year. Until the current level of event risk is reduced within the overall financial markets, we will maintain the current defensive posture in our industry weightings and issuer exposures.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund Profile
--------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                         FOR PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
1 Year .................................................................   1.02%
Since Inception (9/13/99) ..............................................  -0.28%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Credit Quality as of June 30, 2002

   [The following table was depicted as a pie chart in the printed material.]

                        Caa                      1.50%
                        Baa                      4.49%
                        A                        0.91%
                        B                       58.18%
                        Ba                      26.08%
                        Short Term               6.89%
                        NR                       1.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Common Stocks -- 95.7%
--------------------------------------------------------------------------------
Shares                                                                     Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 1.0%
    158,300   General Dynamics Corp.                             $   16,835,205
-------------------------------------------------------------------------------
Banks -- 8.7%
    400,900   Bank of America Corp.                                  28,207,324
    245,500   Bank of New York, Inc.                                  8,285,625
    254,400   Bank One Corp.                                          9,789,312
    148,800   Charter One Financial, Inc.                             5,115,744
    164,500   Fifth Third Bancorp                                    10,963,925
    290,900   Golden West Financial Corp.                            20,008,102
    250,700   M & T Bank Corp.                                       21,500,032
    189,700   North Fork Bancorp., Inc.                               7,551,957
    348,200   SouthTrust Corp.                                        9,094,984
    452,600   Wells Fargo & Co.                                      22,657,156
                                                                 --------------
                                                                    143,174,161
-------------------------------------------------------------------------------
Beverages -- 3.9%
    162,700   Anheuser-Busch Cos., Inc.                               8,135,000
    453,300   Coca-Cola Co.                                          25,384,800
    480,200   PepsiCo., Inc.                                         23,145,640
    235,200   The Pepsi Bottling Group, Inc.                          7,244,160
                                                                 --------------
                                                                     63,909,600
-------------------------------------------------------------------------------
Biotechnology -- 0.6%
    216,700   Amgen, Inc. *                                           9,075,396
-------------------------------------------------------------------------------
Commercial Services and Supplies -- 2.9%
    406,300   Automatic Data Processing, Inc.                        17,694,365
    366,800   Concord EFS, Inc. *                                    11,055,352
    297,600   First Data Corp.                                       11,070,720
    274,200   Paychex, Inc.                                           8,579,718
                                                                 --------------
                                                                     48,400,155
-------------------------------------------------------------------------------
Communications Equipment -- 0.4%
    433,200   Cisco Systems, Inc. *                                   6,043,140
-------------------------------------------------------------------------------
Computers and Peripherals -- 2.5%
    609,000   Dell Computer Corp. *                                  15,919,260
    333,600   EMC Corp. *                                             2,518,680
    306,800   Int'l. Business Machines                               22,089,600
                                                                 --------------
                                                                     40,527,540
-------------------------------------------------------------------------------
Diversified Financials -- 5.6%
    233,900   American Express Co. *                                  8,495,248
    841,766   Citigroup, Inc.                                        32,618,433
    249,600   Federal Home Loan Mortgage Corp.                       15,275,520
    245,400   Federal National Mortgage Assn.                        18,098,250
    209,532   Legg Mason, Inc.                                       10,338,309
     76,300   SLM Corp.                                               7,393,470
                                                                 --------------
                                                                     92,219,230
-------------------------------------------------------------------------------
Diversified Telecommunication Services -- 3.8%
    781,900   SBC Comm., Inc.                                        23,847,950
    944,100   Verizon Comm.                                          37,905,615
                                                                 --------------
                                                                     61,753,565
-------------------------------------------------------------------------------
Electric Utilities -- 4.5%
    313,900   Dominion Resources, Inc.                               20,780,180
     94,500   DTE Energy Co.                                          4,218,480
     80,200   Exelon Corp.                                            4,194,460
    243,600   FPL Group, Inc.                                        14,613,564
     84,800   Progress Energy, Inc. *                                 4,410,448
    509,300   TXU Corp.                                              26,254,415
                                                                 --------------
                                                                     74,471,547
-------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 0.4%
    258,200   Waters Corp.                                            6,893,940
-------------------------------------------------------------------------------
Energy Equipment and Services -- 2.6%
    206,100   Nabors Industries, Inc. *                               7,275,330
    653,600   Schlumberger Ltd.                                      30,392,400
    123,600   Weatherford Int'l. Ltd. *                               5,339,520
                                                                 --------------
                                                                     43,007,250
-------------------------------------------------------------------------------
Food and Drug Retailing -- 2.3%
    608,500   Kroger Co. *                                           12,109,150
    196,000   Sysco Corp.                                             5,335,120
    511,000   Walgreen Co.                                           19,739,930
                                                                 --------------
                                                                     37,184,200
-------------------------------------------------------------------------------
Food Products -- 0.7%
    299,600   Kraft Foods, Inc.                                      12,268,620
-------------------------------------------------------------------------------
Gas Utilities -- 0.4%
    291,400   Sempra Energy *                                         6,448,682
-------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 1.9%
    116,000   Baxter Int'l., Inc.                                     5,156,200
    272,900   Boston Scientific Corp. *                               8,001,428
    421,100   Medtronic, Inc.                                        18,044,135
                                                                 --------------
                                                                     31,201,763
-------------------------------------------------------------------------------
Health Care Providers and Services -- 4.7%
    242,300   AmerisourceBergen Corp.                                18,414,800
    226,400   Express Scripts, Inc. *                                11,344,904
    485,000   HCA, Inc.                                              23,037,500
    514,100   Health Management Associates, Inc. *                   10,359,115
    311,400   Laboratory Corp. of America Hldgs. *                   14,215,410
                                                                 --------------
                                                                     77,371,729
-------------------------------------------------------------------------------
Household Products -- 1.8%
    322,100   Procter & Gamble Co.                                   28,763,530
-------------------------------------------------------------------------------
Industrial Conglomerates -- 2.3%
  1,278,600   General Electric Co.                                   37,143,330
-------------------------------------------------------------------------------
Information Technology Consulting and Services -- 0.9%
    175,200   Electronic Data Systems Corp.                           6,508,680
    315,700   SunGard Data Systems, Inc. *                            8,359,736
                                                                 --------------
                                                                     14,868,416
-------------------------------------------------------------------------------
Insurance -- 5.3%
    648,500   American Int'l. Group, Inc.                            44,247,155
    156,300   Lincoln Nat'l. Corp. *                                  6,564,600
    146,100   Loews Corp.                                             7,741,839
    170,300   Marsh & McLennan Cos., Inc.                            16,450,980
    432,300   MetLife, Inc. *                                        12,450,240
                                                                 --------------
                                                                     87,454,814
-------------------------------------------------------------------------------
Internet and Catalog Retail -- 0.7%
    490,200   USA Interactive *                                      11,495,190
-------------------------------------------------------------------------------
Leisure Equipment and Products -- 0.6%
    467,700   Mattel, Inc. *                                          9,859,116
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
 Machinery -- 0.8%
    205,700   Danaher Corp. *                                    $   13,648,195
-------------------------------------------------------------------------------
Media -- 2.8%
    827,700   AOL Time Warner, Inc. *                                12,175,467
    356,400   Clear Channel Comm., Inc. *                            11,411,928
    490,900   Viacom, Inc. *                                         21,781,233
                                                                 --------------
                                                                     45,368,628
-------------------------------------------------------------------------------
Metals and Mining -- 1.1%
    453,100   Alcoa, Inc.                                            15,020,265
    146,500   Newmont Mining Corp. *                                  3,865,124
                                                                 --------------
                                                                     18,885,389
-------------------------------------------------------------------------------
Multiline Retail -- 3.4%
  1,029,900   Wal-Mart Stores, Inc.                                  56,654,799
-------------------------------------------------------------------------------
Oil and Gas -- 5.5%
    109,620   Apache Corp.                                            6,300,957
    194,000   EOG Resources, Inc. *                                   7,701,800
    801,700   Exxon Mobil Corp. *                                    32,805,564
    334,300   Occidental Petroleum Corp.                             10,025,657
    476,100   Royal Dutch Petroleum Co.                              26,314,047
    205,961   Valero Energy Corp.                                     7,707,061
                                                                 --------------
                                                                     90,855,086
-------------------------------------------------------------------------------
Personal Products -- 1.5%
    311,800   Avon Products, Inc.                                    16,288,432
    236,100   Gillette Co.                                            7,996,707
                                                                 --------------
                                                                     24,285,139
-------------------------------------------------------------------------------
Pharmaceuticals -- 10.2%
    749,400   Abbott Laboratories                                    28,214,910
    355,900   Bristol-Myers Squibb Corp.                              9,146,630
    676,800   Johnson & Johnson                                      35,369,568
    321,200   King Pharmaceuticals, Inc. *                            7,146,700
  1,530,100   Pfizer, Inc.                                           53,553,500
    463,800   Pharmacia Corp.                                        17,369,310
    333,900   Wyeth                                                  17,095,680
                                                                 --------------
                                                                    167,896,298
-------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 2.8%
    296,200   Applied Materials, Inc. *                               5,633,724
  1,444,600   Intel Corp.                                            26,392,842
    586,400   Texas Instruments, Inc.                                13,897,680
                                                                 --------------
                                                                     45,924,246
-------------------------------------------------------------------------------
Software -- 6.2%
    273,000   Adobe Systems, Inc.                                     7,780,500
    235,500   Intuit, Inc. *                                         11,709,060
  1,198,300   Microsoft Corp. *                                      65,547,010
  1,442,600   Oracle Corp. *                                         13,661,422
    123,800   Symantec Corp. *                                        4,066,830
                                                                 --------------
                                                                    102,764,822
-------------------------------------------------------------------------------
Specialty Retail -- 0.7%
    316,600   Home Depot, Inc.                                       11,628,718
-------------------------------------------------------------------------------
Tobacco -- 1.7%
    621,600   Philip Morris Cos., Inc.                               27,151,488
-------------------------------------------------------------------------------
Trading Companies and Distributors -- 0.5%
    172,800   W.W. Grainger, Inc.                                     8,657,280
-------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $1,702,049,832)                             1,574,090,207
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 4.8%
-------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$79,239,000   State Street Bank and Trust Co.
              repurchase agreement, dated 6/28/2002,
              maturity value $79,251,612  at 1.91%,
              due 7/1/2002 (1)
                (Cost $79,239,000)                               $   79,239,000
-------------------------------------------------------------------------------
Total Investments -- 100.5%
  (Cost $1,781,288,832)                                           1,653,329,207
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.5)%                                         (7,765,597)
-------------------------------------------------------------------------------
Net Assets -- 100%                                               $1,645,563,610
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $1,781,288,832)                  $ 1,653,329,207
  Cash                                                                      798
  Receivable for securities sold                                      3,059,929
  Dividends receivable                                                1,764,022
  Receivable for fund shares sold                                        21,677
  Interest receivable                                                    12,612
  Other assets                                                            9,489
                                                                ---------------
    Total Assets                                                  1,658,197,734
                                                                ---------------

LIABILITIES

  Payable for securities purchased                                   10,291,035
  Payable for fund shares redeemed                                    1,371,250
  Accrued expenses                                                      268,057
  Due to affiliates                                                     703,782
                                                                ---------------
    Total Liabilities                                                12,634,124
                                                                ---------------
    Net Assets                                                  $ 1,645,563,610
                                                                ===============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                         $        65,625
  Additional paid-in capital                                      2,240,981,060
  Undistributed net investment income                                 1,561,447
  Accumulated net realized loss on investments                     (469,084,897)
  Net unrealized depreciation of investments                       (127,959,625)
                                                                ---------------
    Net Assets                                                  $ 1,645,563,610
                                                                ===============

Shares Outstanding -- $0.001 par value                               65,624,746
                                                                ===============

Net Asset Value Per Share                                       $         25.08
                                                                ===============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Dividends                                                     $    11,389,164
  Interest                                                              782,829
  Less: Foreign tax withheld                                            (77,232)
                                                                ---------------
    Total Income                                                     12,094,761
                                                                ---------------

  Expenses:
    Investment advisory fees -- Note B                                4,750,909
    Printing expense                                                    170,835
    Custodian fees                                                      128,373
    Directors' fees -- Note B                                            51,572
    Legal fees                                                           19,836
    Insurance expense                                                    13,948
    Loan commitment fees -- Note H                                       12,145
    Audit fees                                                           10,193
    Registration fees                                                     1,240
    Other                                                                   226
                                                                ---------------
    Total Expenses                                                    5,159,277
                                                                ---------------

  Net Investment Income                                               6,935,484
                                                                ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE F
    Net realized loss on investments                               (124,874,208)
    Net change in unrealized depreciation
      of investments -- Note F                                     (126,950,221)
                                                                ---------------
  Net Realized and Unrealized Loss
    on Investments                                                 (251,824,429)
                                                                ---------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                         $  (244,888,945)
                                                                ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                Six Months         Year Ended
                                                                                     Ended       December 31,
                                                                             June 30, 2002               2001
                                                                               (Unaudited)          (Audited)
                                                                           ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                  $     6,935,484    $    14,384,547
    Net realized loss on investments                                          (124,874,208)      (343,590,697)
    Net change in unrealized appreciation of investments                      (126,950,221)      (336,988,926)
                                                                           ---------------    ---------------
      Net Decrease in Net Assets from Operations                              (244,888,945)      (666,195,076)
                                                                           ---------------    ---------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                      (14,289,601)        (6,151,807)
    Net realized gain on investments                                                    --        (18,307,091)
                                                                           ---------------    ---------------
      Total Dividends and Distributions to Shareholders                        (14,289,601)       (24,458,898)
                                                                           ---------------    ---------------

  From Capital Share Transactions:
    Net decrease in net assets from capital share transactions -- Note G      (155,709,273)      (421,520,041)
                                                                           ---------------    ---------------
  Net Decrease in Net Assets                                                  (414,887,819)    (1,112,174,015)

NET ASSETS:
Beginning of period                                                          2,060,451,429      3,172,625,444
                                                                           ---------------    ---------------
End of period*                                                             $ 1,645,563,610    $ 2,060,451,429
                                                                           ===============    ===============

* Includes undistributed net investment income of:                         $     1,561,447    $     8,915,564

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                              Six Months
                                                 Ended                           Year Ended December 31, (Audited)
                                             June 30, 2002     ---------------------------------------------------------------------
                                              (Unaudited)            2001           2000           1999          1998          1997
                                             ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...................    $    28.94        $    37.21     $    55.20     $    49.08    $    46.05    $    38.59
                                             ----------        ----------     ----------     ----------    ----------    ----------

Income from investment
  operations:
  Net investment income .................          0.12              0.20           0.04           0.24          0.47          0.52
  Net realized and unrealized gain/
    (loss) on investments ...............         (3.76)            (8.16)         (9.77)         14.49          8.56         12.97
                                             ----------        ----------     ----------     ----------    ----------    ----------
  Net increase/(decrease) from investment
    operations ..........................         (3.64)            (7.96)         (9.73)         14.73          9.03         13.49
                                             ----------        ----------     ----------     ----------    ----------    ----------

Dividends and Distributions
  to Shareholders from:
  Net investment income .................         (0.22)            (0.08)         (0.04)         (0.24)        (0.47)        (0.52)
  Net realized gain on investments ......            --             (0.23)         (8.22)         (8.37)        (5.53)        (5.51)
                                             ----------        ----------     ----------     ----------    ----------    ----------
  Total dividends and distributions .....         (0.22)            (0.31)         (8.26)         (8.61)        (6.00)        (6.03)
                                             ----------        ----------     ----------     ----------    ----------    ----------

Net asset value, end of period ..........    $    25.08        $    28.94     $    37.21     $    55.20    $    49.08    $    46.05
                                             ----------        ----------     ----------     ----------    ----------    ----------

Total return* ...........................        (12.62)%(a)       (21.44)%       (18.39)%        31.17%        19.86%        35.58%
                                             ----------        ----------     ----------     ----------    ----------    ----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .....................    $1,645,564        $2,060,451     $3,172,625     $4,175,087    $3,665,196    $3,222,187
  Ratio of expenses to
    average net assets ..................          0.54%(b)          0.53%          0.52%          0.52%         0.52%         0.52%
  Ratio of net investment
    income to average net assets ........          0.73%(b)          0.59%          0.08%          0.45%         0.95%         1.17%
  Portfolio turnover rate ...............            34%              137%           106%            74%           56%           51%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
Common Stocks -- 98.7%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 2.1%
     30,492   Boeing Co.                                          $   1,372,140
      6,579   General Dynamics Corp.                                    699,677
      3,383   Goodrich Corp.                                             92,424
     28,895   Honeywell Int'l., Inc.                                  1,017,971
     15,774   Lockheed Martin Corp.                                   1,096,293
      4,547   Northrop Grumman Corp.                                    568,375
     14,984   Raytheon Co.                                              610,598
      5,987   Rockwell Collins, Inc.                                    164,163
     17,157   United Technologies Corp.                               1,164,960
                                                                  -------------
                                                                      6,786,601
-------------------------------------------------------------------------------
Air Freight and Logistics -- 0.2%
     10,052   FedEx Corp.                                               536,777
      5,932   Ryder Systems, Inc.                                       160,698
                                                                  -------------
                                                                        697,475
-------------------------------------------------------------------------------
Airlines -- 0.2%
      5,032   AMR Corp. *                                                84,840
      4,028   Delta Airlines, Inc.                                       80,560
     34,319   Southwest Airlines Co.                                    554,595
                                                                  -------------
                                                                        719,995
-------------------------------------------------------------------------------
Auto Components -- 0.3%
      2,375   Cooper Tire & Rubber Co.                                   48,806
      4,843   Dana Corp.                                                 89,741
     18,330   Delphi Automotive Systems Corp.                           241,956
      5,198   Goodyear Tire & Rubber Co.                                 97,255
      2,844   Johnson Controls, Inc.                                    232,099
      4,090   TRW, Inc.                                                 233,048
      4,286   Visteon Corp.                                              60,861
                                                                  -------------
                                                                      1,003,766
-------------------------------------------------------------------------------
Automobiles -- 0.9%
     66,629   Ford Motor Co.                                          1,066,064
     20,178   General Motors Corp.                                    1,078,514
     12,021   Harley-Davidson, Inc.                                     616,317
                                                                  -------------
                                                                      2,760,895
-------------------------------------------------------------------------------
Banks -- 7.2%
     12,125   AmSouth Bancorporation                                    271,358
     53,640   Bank of America Corp.                                   3,774,110
     26,605   Bank of New York, Inc.                                    897,919
     40,960   Bank One Corp.                                          1,576,141
     17,876   BB&T Corp.                                                690,014
      7,106   Charter One Financial, Inc.                               244,304
      5,843   Comerica, Inc.                                            358,760
     20,393   Fifth Third Bancorp                                     1,359,193
      4,387   First Tennessee Nat'l. Corp.                              168,022
     35,459   FleetBoston Financial Corp.                             1,147,099
      5,194   Golden West Financial Corp.                               357,243
      8,218   Huntington Bancshares, Inc.                               159,594
     13,898   KeyCorp                                                   379,415
      7,400   Marshall & Ilsley Corp. *                                 228,882
     15,623   Mellon Financial Corp.                                    491,031
     19,668   National City Corp.                                       653,961
      7,289   Northern Trust Corp.                                      321,153
      9,462   PNC Financial Svcs. Group                                 494,673
     12,203   Regions Financial Corp.                                   428,935
     11,129   SouthTrust Corp.                                          290,689
      9,559   SunTrust Banks, Inc.                                      647,336
      9,495   Synovus Financial Corp.                                   261,302
     69,506   U.S. Bancorp                                            1,622,965
      6,732   Union Planters Corp.                                      217,915
     45,900   Wachovia Corp.                                          1,752,462
     33,942   Washington Mutual, Inc.                                 1,259,588
     58,163   Wells Fargo & Co.                                       2,911,640
      3,016   Zions Bancorp.                                            157,134
                                                                  -------------
                                                                     23,122,838
-------------------------------------------------------------------------------
Beverages -- 3.1%
      1,221   Adolph Coors Co.                                           76,068
     29,385   Anheuser-Busch Cos., Inc.                               1,469,250
      2,241   Brown-Forman Corp.                                        154,629
     85,642   Coca-Cola Co.                                           4,795,952
     18,377   Coca-Cola Enterprises, Inc.                               405,764
     60,415   PepsiCo., Inc.                                          2,912,003
      9,416   The Pepsi Bottling Group, Inc.                            290,013
                                                                  -------------
                                                                     10,103,679
-------------------------------------------------------------------------------
Biotechnology -- 0.9%
     36,354   Amgen, Inc. *                                           1,522,506
      4,866   Biogen, Inc. *                                            201,598
      6,216   Chiron Corp. *                                            219,736
      9,010   Genzyme Corp. *                                           173,352
     22,396   Immunex Corp. *                                           500,327
      9,548   MedImmune, Inc. *                                         252,067
                                                                  -------------
                                                                      2,869,586
-------------------------------------------------------------------------------
Building Products -- 0.2%
      2,524   American Standard Cos., Inc. *                            189,552
      1,954   Crane Co.                                                  49,593
     19,011   Masco Corp.                                               515,388
                                                                  -------------
                                                                        754,533
-------------------------------------------------------------------------------
Chemicals -- 1.5%
      7,463   Air Products & Chemicals, Inc.                            376,658
     33,077   Dow Chemical Co.                                        1,137,187
     34,140   E.I. Du Pont de Nemours & Co. *                         1,515,816
      2,521   Eastman Chemical Co.                                      118,235
      4,177   Ecolab, Inc.                                              193,103
      4,281   Engelhard Corp.                                           121,238
      1,646   Great Lakes Chemical Corp.                                 43,602
      3,536   Hercules, Inc. *                                           41,018
      3,137   Int'l. Flavors & Fragrances, Inc.                         101,921
      5,513   PPG Industries, Inc.                                      341,255
      5,258   Praxair, Inc.                                             299,548
      7,209   Rohm & Haas Co.                                           291,892
      2,477   Sigma-Aldrich                                             124,222
                                                                  -------------
                                                                      4,705,695
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Commercial Services and Supplies -- 2.0%
      6,459   Allied Waste Industries, Inc. *                     $      62,006
      5,800   Apollo Group, Inc.                                        228,636
     22,298   Automatic Data Processing, Inc.                           971,078
      3,609   Avery Dennison Corp.                                      226,465
     36,181   Cendant Corp. *                                           574,554
      7,768   Cintas Corp.                                              383,972
     19,352   Concord EFS, Inc. *                                       583,269
      5,594   Convergys Corp. *                                         108,971
      2,313   Deluxe Corp.                                               89,953
      4,688   Equifax, Inc.                                             126,576
     25,652   First Data Corp.                                          954,254
      6,106   Fiserv, Inc. *                                            224,151
      5,984   H & R Block, Inc.                                         276,162
     12,222   Paychex, Inc.                                             382,426
      8,080   Pitney Bowes, Inc.                                        320,938
      3,843   R.R. Donnelley & Sons Co.                                 105,875
      5,742   Robert Half Int'l., Inc. *                                133,789
      4,350   Sabre Hldgs. Corp.                                        155,730
     20,478   Waste Management, Inc. *                                  533,452
                                                                  -------------
                                                                      6,442,257
-------------------------------------------------------------------------------
Communications Equipment -- 2.0%
     25,589   ADC Telecomm., Inc. *                                      58,599
      2,665   Andrew Corp. *                                             39,762
      9,292   Avaya, Inc. *                                              45,995
     12,979   CIENA Corp.                                                54,382
    253,591   Cisco Systems, Inc. *                                   3,537,594
      5,602   Comverse Technology, Inc. *                                51,875
     30,452   Corning, Inc. *                                           108,105
     43,092   JDS Uniphase Corp. *                                      115,056
    111,502   Lucent Technologies, Inc. *                               185,093
     82,636   Motorola, Inc.                                          1,191,611
    104,314   Nortel Networks Corp.                                     151,255
     28,825   QUALCOMM, Inc. *                                          792,399
      5,332   Scientific Atlanta, Inc.                                   87,711
     13,398   Tellabs, Inc. *                                            83,068
                                                                  -------------
                                                                      6,502,505
-------------------------------------------------------------------------------
Computers and Peripherals -- 3.2%
     11,427   Apple Computer, Inc. *                                    202,486
     90,990   Dell Computer Corp. *                                   2,378,479
     78,283   EMC Corp. *                                               591,045
     10,575   Gateway, Inc. *                                            46,953
    112,993   Hewlett Packard Co.                                     1,726,533
     59,473   Int'l. Business Machines                                4,282,056
      4,198   Lexmark Int'l. Group, Inc. *                              228,371
      3,159   NCR Corp. *                                               109,301
     10,658   Network Appliance, Inc. *                                 132,586
     18,568   Palm, Inc. *                                               32,680
    114,178   Sun Microsystems, Inc. *                                  572,032
                                                                  -------------
                                                                     10,302,522
-------------------------------------------------------------------------------
Construction and Engineering -- 0.0%
      2,595   Fluor Corp.                                               101,075
      2,003   McDermott Int'l., Inc. *                                   16,225
                                                                  -------------
                                                                        117,300
-------------------------------------------------------------------------------
Construction Materials -- 0.0%
      3,309   Vulcan Materials Co.                                      144,934
-------------------------------------------------------------------------------
Containers and Packaging -- 0.2%
      1,804   Ball Corp.                                                 74,830
      1,729   Bemis Co., Inc.                                            82,127
      5,196   Pactiv Corp. *                                            123,665
      2,739   Sealed Air Corp. *                                        110,300
      1,613   Temple-Inland, Inc.                                        93,328
                                                                  -------------
                                                                        484,250
-------------------------------------------------------------------------------
Diversified Financials -- 7.5%
      3,463   Ambac Financial Group, Inc.                               232,714
     47,331   American Express Co. *                                  1,719,062
      3,439   Bear Stearns Cos., Inc.                                   210,467
      8,688   Capital One Financial Corp.                               530,402
     45,378   Charles Schwab Corp.                                      508,234
    179,087   Citigroup, Inc.                                         6,939,621
      3,877   Countrywide Credit Industries, Inc.                       187,065
     24,041   Federal Home Loan Mortgage Corp.                        1,471,309
     34,150   Federal National Mortgage Assn.                         2,518,562
      8,660   Franklin Resources, Inc.                                  369,262
     15,185   Household Int'l., Inc.                                    754,695
     68,573   J.P. Morgan Chase & Co.                                 2,325,996
      9,847   Lehman Brothers Hldgs., Inc.                              615,634
     30,143   MBNA Corp.                                                996,829
     29,889   Merrill Lynch & Co., Inc.                               1,210,505
      5,156   Moody's Corp.                                             256,511
     38,475   Morgan Stanley Dean Witter & Co.                        1,657,503
      9,346   Providian Financial Corp.                                  54,954
      5,335   SLM Corp.                                                 516,962
     16,987   State Street Corp. *                                      759,319
      7,180   Stilwell Financial, Inc.                                  130,676
      4,027   T. Rowe Price Group, Inc.                                 132,408
                                                                  -------------
                                                                     24,098,690
-------------------------------------------------------------------------------
Diversified Telecommunication Services -- 3.7%
     11,605   ALLTEL Corp.                                              545,435
    123,097   AT & T Corp.                                            1,317,138
     64,652   BellSouth Corp.                                         2,036,538
      4,616   CenturyTel, Inc.                                          136,172
      9,342   Citizens Comm. Co. *                                       78,099
     54,388   Qwest Comm. Int'l., Inc. *                                152,286
    115,693   SBC Comm., Inc.                                         3,528,636
     29,016   Sprint Corp. (FON Group)                                  307,860
     92,977   Verizon Comm.                                           3,733,027
                                                                  -------------
                                                                     11,835,191
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
Electric Utilities -- 2.3%
      4,082   Allegheny Energy, Inc.                              $     105,111
      4,492   Ameren Corp.                                              193,201
     10,547   American Electric Power, Inc.                             422,091
      5,206   CiNergy Corp.                                             187,364
      4,321   CMS Energy Corp.                                           47,444
      6,944   Consolidated Edison, Inc.                                 289,912
      5,361   Constellation Energy Group, Inc.                          157,292
     10,168   Dominion Resources, Inc.                                  673,122
      5,396   DTE Energy Co.                                            240,877
     10,667   Edison Int'l. *                                           181,339
      7,226   Entergy Corp.                                             306,671
     10,496   Exelon Corp.                                              548,941
      9,928   FirstEnergy Corp.                                         331,397
      5,757   FPL Group, Inc.                                           345,362
     12,674   PG&E Corp. *                                              226,738
      2,774   Pinnacle West Capital Corp.                               109,573
      4,778   PPL Corp.                                                 158,056
      9,593   Progress Energy, Inc. *                                   498,932
      6,809   Public Svc. Enterprise Group, Inc.                        294,830
      9,739   Reliant Energy, Inc.                                      164,589
     27,379   Southern Co.                                              750,184
     10,789   TECO Energy, Inc.                                         267,028
     10,832   TXU Corp.                                                 558,390
     11,236   Xcel Energy, Inc.                                         188,428
                                                                  -------------
                                                                      7,246,872
-------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
      6,385   American Power Conversion Corp. *                          80,643
      3,065   Cooper Industries Ltd. *                                  120,455
     14,027   Emerson Electric Co.                                      750,585
      6,397   Molex, Inc.                                               214,491
      2,576   Power-One, Inc. *                                          16,023
      5,987   Rockwell Automation, Inc.                                 119,620
      1,904   Thomas & Betts Corp. *                                     35,414
                                                                  -------------
                                                                      1,337,231
-------------------------------------------------------------------------------
Electronic Equipment and Instruments -- 0.4%
     14,954   Agilent Technologies, Inc. *                              353,662
      6,262   Jabil Circuit, Inc. *                                     132,191
      1,542   Millipore Corp.                                            49,313
      3,304   PerkinElmer, Inc.                                          36,509
     19,910   Sanmina-SCI Corp. *                                       125,632
     31,518   Solectron Corp. *                                         193,836
      7,417   Symbol Technologies, Inc.                                  63,045
      3,070   Tektronix, Inc. *                                          57,440
      5,935   Thermo Electron Corp. *                                    97,927
      5,715   Waters Corp. *                                            152,590
                                                                  -------------
                                                                      1,262,145
-------------------------------------------------------------------------------
Energy Equipment and Services -- 0.8%
      5,507   B.J. Svcs. Co. *                                          186,577
     10,989   Baker Hughes, Inc.                                        365,824
     14,047   Halliburton Co.                                           223,909
      4,808   Nabors Industries, Inc. *                                 169,722
      4,390   Noble Corp. *                                             169,454
      3,089   Rowan Cos., Inc.                                           66,259
     21,603   Schlumberger Ltd.                                       1,004,540
     10,410   Transocean Sedco Forex, Inc.                              324,272
                                                                  -------------
                                                                      2,510,557
-------------------------------------------------------------------------------
Food and Drug Retailing -- 1.3%
     13,259Albertson's, Inc.                                            403,869
     12,876   CVS Corp.                                                 394,006
     26,542   Kroger Co. *                                              528,186
     16,546   Safeway, Inc. *                                           482,978
      4,335   Supervalu, Inc.                                           106,338
     29,513   Sysco Corp.                                               803,344
     36,304   Walgreen Co.                                            1,402,423
      4,599   Winn-Dixie Stores, Inc.                                    71,698
                                                                  -------------
                                                                      4,192,842
-------------------------------------------------------------------------------
Food Products -- 1.6%
     21,727   Archer-Daniels-Midland Co.                                277,888
     13,368   Campbell Soup Co.                                         369,759
     17,584   ConAgra, Inc.                                             486,197
     13,658   General Mills, Inc.                                       602,045
     11,415   H.J. Heinz Co.                                            469,156
      4,474   Hershey Foods Corp.                                       279,625
     13,288   Kellogg Co.                                               476,508
     25,751   Sara Lee Corp.                                            531,501
     19,571   Unilever NV                                             1,268,201
      7,395   W.M. Wrigley Jr. Co.                                      409,313
                                                                  -------------
                                                                      5,170,193
-------------------------------------------------------------------------------
Gas Utilities -- 0.4%
     21,992   El Paso Corp.                                             453,255
      4,496   KeySpan Corp.                                             169,274
      3,748   Kinder Morgan, Inc.                                       142,499
      1,486   NICOR, Inc.                                                67,984
      6,761   NiSource, Inc.                                            147,593
      1,159   Peoples Energy Corp.                                       42,257
      6,743   Sempra Energy *                                           149,223
                                                                  -------------
                                                                      1,172,085
-------------------------------------------------------------------------------
Health Care Equipment and Supplies -- 1.6%
      6,913   Applera Corp.-Applied Biosystems
                Group                                                   134,734
      1,756   Bausch & Lomb, Inc.                                        59,441
     22,644   Baxter Int'l., Inc.                                     1,006,526
      8,433   Becton Dickinson & Co., Inc.                              290,517
      8,787   Biomet, Inc. *                                            238,303
     13,142   Boston Scientific Corp. *                                 385,323
      1,659   C.R. Bard, Inc.                                            93,866
     10,051   Guidant Corp. *                                           303,842
     42,316   Medtronic, Inc.                                         1,813,241
      2,807   St. Jude Medical, Inc. *                                  207,297
      6,421   Stryker Corp.                                             343,588
      6,362   Zimmer Hldgs., Inc. *                                     226,869
                                                                  -------------
                                                                      5,103,547
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Health Care Providers and Services -- 2.0%
      4,664   Aetna, Inc. *                                       $     223,732
      4,319   AmerisourceBergen Corp.                                   328,244
     17,344   Cardinal Health, Inc.                                   1,065,095
      4,903   Cigna Corp.                                               477,650
     17,598   HCA, Inc.                                                 835,905
     12,026   Health Management Associates, Inc. *                      242,324
     12,757   HEALTHSOUTH Corp. *                                       163,162
      5,564   Humana, Inc. *                                             86,965
      9,646   IMS Health, Inc.                                          173,146
      3,368   Manor Care, Inc. *                                         77,464
      9,324   McKesson Corp.                                            304,895
      3,817   Quintiles Transnational Corp. *                            47,675
     10,615   Tenet Healthcare Corp. *                                  759,503
     10,384   UnitedHealth Group *                                      950,655
      6,980   Wellpoint Health Networks, Inc. *                         543,114
                                                                  -------------
                                                                      6,279,529
-------------------------------------------------------------------------------
Hotels, Restaurants and Leisure -- 1.3%
     25,716   Carnival Corp.                                            712,076
      5,797   Darden Restaurants, Inc.                                  143,186
      3,838   Harrah's Entertainment, Inc.                              170,215
     12,075   Hilton Hotels Corp.                                       167,843
      3,979   Int'l. Game Technology *                                  225,609
      7,981   Marriott Int'l., Inc.                                     303,677
     47,119   McDonald's Corp. *                                      1,340,536
     12,446   Starbucks Corp. *                                         309,283
      6,507   Starwood Hotels & Resorts
                Worldwide, Inc.                                         214,015
      3,721   Wendy's Int'l., Inc.                                      148,207
      9,620   Yum! Brands, Inc. *                                       281,385
                                                                  -------------
                                                                      4,016,032
-------------------------------------------------------------------------------
Household Durables -- 0.6%
      2,079   American Greetings Corp. *                                 34,636
      2,661   Black & Decker Corp.                                      128,260
      1,942   Centex Corp.                                              112,228
      5,004   Fortune Brands, Inc.                                      280,224
      1,450   KB Home                                                    74,689
      6,425   Leggett & Platt, Inc.                                     150,345
      2,492   Maytag Corp.                                              106,284
      8,730   Newell Rubbermaid, Inc.                                   306,074
      4,141   Pulte Homes, Inc.                                         238,025
      1,892   Snap-On, Inc.                                              56,173
      2,795   Stanley Works                                             114,623
      1,896   Tupperware Corp.                                           39,418
      2,180   Whirlpool Corp.                                           142,485
                                                                  -------------
                                                                      1,783,464
-------------------------------------------------------------------------------
Household Products -- 2.0%
      7,743   Clorox Co.                                                320,173
     18,368   Colgate-Palmolive Co.                                     919,318
     17,424   Kimberly-Clark Corp.                                    1,080,288
     44,357   Procter & Gamble Co.                                    3,961,080
                                                                  -------------
                                                                      6,280,859
-------------------------------------------------------------------------------
Industrial Conglomerates -- 4.0%
     13,872   3M Co.                                                  1,706,256
    347,414   General Electric Co.                                   10,092,377
      4,616   Textron, Inc.                                             216,490
     70,182   Tyco Int'l. Ltd.                                          948,159
                                                                  -------------
                                                                     12,963,282
-------------------------------------------------------------------------------
Information Technology Consulting and Services -- 0.3%
      5,520   Computer Sciences Corp. *                                 263,856
     17,037   Electronic Data Systems Corp.                             632,924
     10,368   Unisys Corp.                                               93,312
                                                                  -------------
                                                                        990,092
-------------------------------------------------------------------------------
Insurance -- 4.5%
     10,501   ACE Ltd. *                                                331,832
     17,215   AFLAC, Inc. *                                             550,880
     23,717   Allstate Corp.                                            877,055
     90,464   American Int'l. Group, Inc.                             6,172,359
      8,573   Aon Corp.                                                 252,732
      5,737   Chubb Corp.                                               406,180
      5,262   Cincinnati Financial Corp.                                244,841
     11,059   Conseco, Inc. *                                            22,118
      9,483   Hartford Financial Svcs. Group, Inc.                      563,954
      7,179   Jefferson-Pilot Corp.                                     337,413
     10,086   John Hancock Financial Svcs., Inc. *                      355,027
      6,149   Lincoln Nat'l. Corp. *                                    258,258
      6,457   Loews Corp.                                               342,156
     10,145   Marsh & McLennan Cos., Inc.                               980,007
      4,853   MBIA, Inc.                                                274,340
     24,545   MetLife, Inc. *                                           706,896
      3,507   MGIC Investment Corp.                                     237,775
      7,254   Progressive Corp.                                         419,644
      4,182   SAFECO Corp.                                              129,182
      7,020   St. Paul Cos., Inc.                                       273,218
      4,107   Torchmark Corp.                                           156,887
      7,903   UnumProvident Corp.                                       201,131
      5,093   XL Capital Ltd.                                           431,377
                                                                  -------------
                                                                     14,525,262
-------------------------------------------------------------------------------
Internet Software and Services -- 0.1%
     18,560   Yahoo! Inc. *                                             273,946
-------------------------------------------------------------------------------
Leisure Equipment and Products -- 0.2%
      2,868   Brunswick Corp. *                                          80,304
      9,496   Eastman Kodak Co.                                         276,998
      5,646   Hasbro, Inc.                                               76,560
     14,106   Mattel, Inc. *                                            297,355
                                                                  -------------
                                                                        731,217
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
Machinery -- 1.1%
     11,238   Caterpillar, Inc.                                   $     550,100
      1,349   Cummins, Inc.                                              44,652
      6,338   Danaher Corp. *                                           420,526
      7,686   Deere & Co.                                               368,159
      6,655   Dover Corp.                                               232,925
      2,256   Eaton Corp.                                               164,124
     11,976   Illinois Tool Works, Inc.                                 817,961
      7,934   Ingersoll-Rand Co.                                        362,266
      2,878   ITT Industries, Inc.                                      203,187
      1,944   Navistar Int'l. Corp. *                                    62,208
      3,759   PACCAR, Inc.                                              166,862
      4,020   Pall Corp.                                                 83,415
      3,826   Parker-Hannifin Corp.                                     182,845
                                                                  -------------
                                                                      3,659,230
-------------------------------------------------------------------------------
Media -- 3.5%
    156,254   AOL Time Warner, Inc. *                                 2,298,496
     21,792   Clear Channel Comm., Inc. *                               697,780
     33,841   Comcast Corp. *                                           806,769
      2,827   Dow Jones & Co., Inc.                                     136,968
     10,149   Gannett Co., Inc.                                         770,309
     12,280   Interpublic Group Cos., Inc.                              304,053
      4,797   Knight-Ridder, Inc.                                       301,971
      6,391   McGraw-Hill Cos., Inc.                                    381,543
      1,628   Meredith Corp.                                             62,434
      5,213   New York Times Co.                                        268,470
      6,064   Omnicom Group, Inc.                                       277,731
      3,485   TMP Worldwide, Inc.                                        74,928
      9,770   Tribune Co.                                               424,995
     10,244   Univision Comm., Inc. *                                   321,662
     62,166   Viacom, Inc. *                                          2,758,305
     73,997   Walt Disney Co. *                                       1,398,543
                                                                  -------------
                                                                     11,284,957
-------------------------------------------------------------------------------
Metals and Mining -- 0.9%
     10,454   Alcan Aluminum Ltd.                                       392,234
     28,259   Alcoa, Inc.                                               936,786
      2,626   Allegheny Technologies, Inc.                               41,491
     17,533   Barrick Gold Corp.                                        332,952
      4,712   Freeport-McMoran Copper & Gold, Inc. *                     84,109
      5,954   Inco Ltd. *                                               134,799
     13,996   Newmont Mining Corp. *                                    368,515
      2,540   Nucor Corp. *                                             165,202
      2,577   Phelps Dodge Corp. *                                      106,172
     10,726   Placer Dome, Inc.                                         120,238
      2,907   United States Steel Corp. *                                57,820
      2,795   Worthington Industries, Inc.                               50,589
                                                                  -------------
                                                                      2,790,907
-------------------------------------------------------------------------------
Multiline Retail -- 4.2%
      3,709   Big Lots, Inc. *                                           72,993
     14,733   Costco Wholesale Corp. *                                  568,989
      2,784   Dillards, Inc.                                             73,191
     10,824   Dollar General Corp.                                      205,981
      8,969   Family Dollar Stores, Inc.                                316,157
      6,472   Federated Department Stores, Inc. *                       256,938
      8,611   J.C. Penney Co., Inc.                                     189,614
     12,442   Kohl's Corp. *                                            871,935
      9,786   May Department Stores Co.                                 322,253
      4,381   Nordstrom, Inc.                                            99,230
     10,755   SearsRoebuck & Co.                                        583,997
     32,510   Target Corp.                                            1,238,631
    155,328   Wal-Mart Stores, Inc.                                   8,544,593
                                                                  -------------
                                                                     13,344,502
-------------------------------------------------------------------------------
Multi-Utilities and Unregulated Power -- 0.4%
     17,420   AES Corp. *                                                94,416
      9,778   Calpine Corp. *                                            68,739
     30,417   Duke Energy Corp.                                         945,969
     10,673   Dynegy, Inc.                                               76,846
     16,384   Mirant Corp. *                                            119,603
     20,875   Williams Cos., Inc.                                       125,041
                                                                  -------------
                                                                      1,430,614
-------------------------------------------------------------------------------
Office Electronics -- 0.1%
     22,729   Xerox Corp. *                                             158,421
-------------------------------------------------------------------------------
Oil and Gas -- 6.7%
      2,918   Amerada Hess Corp.                                        240,735
      8,205   Anadarko Petroleum Corp.                                  404,507
      4,516   Apache Corp.                                              259,580
      2,285   Ashland, Inc.                                              92,543
      6,924   Burlington Resources, Inc.                                263,112
     36,578   ChevronTexaco Corp.                                     3,237,153
     20,453   Conoco, Inc.                                              568,593
      6,237   Devon Energy Corp.                                        307,359
      3,796   EOG Resources, Inc. *                                     150,701
    238,185   Exxon Mobil Corp. *                                     9,746,530
      3,103   Kerr-McGee Corp.                                          166,166
     10,103   Marathon Oil Corp.                                        273,993
     19,031   Occidental Petroleum Corp.                                570,740
     14,789   Phillips Petroleum Co.                                    870,776
     73,264   Royal Dutch Petroleum Co.                               4,049,301
      2,747   Sunoco, Inc.                                               97,876
      7,968   Unocal Corp.                                              294,338
                                                                  -------------
                                                                     21,594,003
-------------------------------------------------------------------------------
Paper and Forest Products -- 0.6%
      1,880   Boise Cascade Corp.                                        64,916
      7,396   Georgia-Pacific Corp.                                     181,794
     15,813   Int'l. Paper Co.                                          689,130
      3,417   Louisiana-Pacific Corp.                                    36,186
     12,832   MeadWestvaco Corp.                                        430,642
      9,803   Weyerhaeuser Co.                                          625,922
                                                                  -------------
                                                                      2,028,590
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Personal Products -- 0.6%
      1,853   Alberto-Culver Co.                                  $      88,574
      7,768   Avon Products, Inc.                                       405,800
     42,216   Gillette Co.                                            1,429,856
                                                                  -------------
                                                                      1,924,230
-------------------------------------------------------------------------------
Pharmaceuticals -- 9.2%
     53,586   Abbott Laboratories                                     2,017,513
      4,308   Allergan, Inc.                                            287,559
     66,808   Bristol-Myers Squibb Corp.                              1,716,966
     38,699   Eli Lilly & Co.                                         2,182,624
      5,768   Forest Laboratories, Inc. *                               408,374
    106,873   Johnson & Johnson                                       5,585,183
      7,482   King Pharmaceuticals, Inc. *                              166,474
     78,389   Merck & Co., Inc.                                       3,969,619
    219,988   Pfizer, Inc.                                            7,699,580
     45,151   Pharmacia Corp.                                         1,690,905
     51,524   Schering-Plough Corp.                                   1,267,490
      3,466   Watson Pharmaceuticals, Inc. *                             87,586
     45,473   Wyeth                                                   2,328,218
                                                                  -------------
                                                                     29,408,091
-------------------------------------------------------------------------------
Real Estate -- 0.3%
     17,179   Equity Office Pptys. Trust                                517,088
     13,460   Equity Residential                                        386,975
      6,300Plum Creek Timber Co., Inc.                                  193,410
                                                                  -------------
                                                                      1,097,473
-------------------------------------------------------------------------------
Road and Rail -- 0.4%
     12,825   Burlington Northern Santa Fe                              384,750
      6,986   CSX Corp.                                                 244,859
     12,594   Norfolk Southern Corp.                                    294,448
      8,115   Union Pacific Corp.                                       513,517
                                                                  -------------
                                                                      1,437,574
-------------------------------------------------------------------------------
Semiconductor Equipment and Products -- 3.2%
     11,260   Advanced Micro Devices, Inc. *                            109,447
     12,662   Altera Corp. *                                            172,203
     15,808   Analog Devices, Inc. *                                    469,498
     58,594   Applied Materials, Inc. *                               1,114,458
      9,838   Applied Micro Circuits Corp. *                             46,534
      8,515   Broadcom Corp. *                                          149,353
      8,089   Conexant Systems, Inc. *                                   13,104
    233,945   Intel Corp.                                             4,274,175
      6,069   KLA-Tencor Corp. *                                        266,975
     10,406   Linear Technology Corp.                                   327,061
     11,831   LSI Logic Corp. *                                         103,521
     10,748   Maxim Integrated Products, Inc. *                         411,971
     19,519   Micron Technology, Inc. *                                 394,674
      5,678   National Semiconductor Corp. *                            165,627
      4,664   Novellus Systems, Inc. *                                  158,576
      4,491   NVIDIA Corp. *                                             77,155
     10,442   PMC-Sierra, Inc. *                                         96,797
      3,017   QLogic Corp. *                                            114,948
      2,839   Skyworks Solutions, Inc. *                                 15,758
      5,707   Teradyne, Inc. *                                          134,115
     61,105   Texas Instruments, Inc.                                 1,448,189
      6,003   Vitesse Semiconductor Corp. *                              18,669
     10,889   Xilinx, Inc. *                                            244,240
                                                                  -------------
                                                                     10,327,048
-------------------------------------------------------------------------------
Software -- 4.4%
      7,829   Adobe Systems, Inc.                                       223,126
      3,530   Autodesk, Inc.                                             46,772
      7,976   BMC Software, Inc. *                                      132,402
      6,047   Citrix Systems, Inc. *                                     36,524
     24,024   Computer Associates Int'l., Inc.                          381,741
     12,042   Compuware Corp. *                                          73,095
      6,830   Intuit, Inc. *                                            339,588
      2,705   Mercury Interactive Corp. *                                62,107
    188,728   Microsoft Corp. *                                      10,323,422
     10,397   Novell, Inc. *                                             33,374
    193,720   Oracle Corp. *                                          1,834,528
      8,649   Parametric Technology Corp. *                              29,666
      9,625   PeopleSoft, Inc. *                                        143,220
     13,220   Rational Software Corp. *                                 108,536
     14,835   Siebel Systems, Inc. *                                    210,954
     13,011   VERITAS Software Corp. *                                  257,488
                                                                  -------------
                                                                     14,236,543
-------------------------------------------------------------------------------
Specialty Retail -- 2.4%
      3,666   AutoZone, Inc. *                                          283,382
      9,450   Bed, Bath & Beyond, Inc.                                  356,643
     10,282   Best Buy Co., Inc. *                                      373,237
      6,810   Circuit City Stores, Inc.                                 127,687
     81,043   Home Depot, Inc.                                        2,976,709
     27,538   Lowe's Cos., Inc.                                       1,250,225
      9,742   Office Depot, Inc. *                                      163,666
      6,071   RadioShack Corp. *                                        182,494
      5,129   Sherwin-Williams Co.                                      153,511
     14,938   Staples, Inc. *                                           294,279
     28,139   The Gap, Inc.                                             399,574
     18,760   The Limited, Inc.                                         399,588
      4,778   Tiffany & Co.                                             168,186
     18,358   TJX Cos., Inc.                                            360,000
      6,468   Toys R Us, Inc. *                                         112,996
                                                                  -------------
                                                                      7,602,177
-------------------------------------------------------------------------------
Textiles, Apparel and Luxury Goods -- 0.3%
      6,449   Jones Apparel Group, Inc. *                               241,837
      3,440   Liz Claiborne, Inc.                                       109,392
      8,879   NIKE, Inc.                                                476,358
      1,917   Reebok Int'l. Ltd. *                                       56,552
      3,666   V.F. Corp.                                                143,744
                                                                  -------------
                                                                      1,027,883
-------------------------------------------------------------------------------
Tobacco -- 1.1%
     75,501   Philip Morris Cos., Inc.                                3,297,884
      5,345   UST, Inc.                                                 181,730
                                                                  -------------
                                                                      3,479,614
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------
Trading Companies and Distributors -- 0.1%
      5,631   Genuine Parts Co.                                   $     196,353
      3,109   W.W. Grainger, Inc.                                       155,761
                                                                  -------------
                                                                        352,114
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.2%
     90,169   AT & T Wireless Svcs., Inc. *                             527,488
     25,046   Nextel Comm., Inc. *                                       80,398
     37,943   Sprint Corp. (PCS Group) *                                169,605
                                                                  -------------
                                                                        777,491
-------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $421,178,439)                                 317,253,329
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 0.2%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
              U.S. Treasury Bill
$   500,000     1.73%, 8/15/2002
                (Cost $498,922)                                   $     498,922
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Repurchase Agreement -- 1.7%
-------------------------------------------------------------------------------
  5,325,000   State Street Bank and Trust Co.
              repurchase agreement, dated
              6/28/2002, maturity value $5,325,848
              at 1.91%, due 7/1/2002 (1)
                (Cost $5,325,000)                                     5,325,000
-------------------------------------------------------------------------------
Total Investments -- 100.6%
  (Cost $427,002,361)                                               323,077,251
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.6)%                                         (1,794,012)
-------------------------------------------------------------------------------
Net Assets -- 100%                                                $ 321,283,239
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased Futures Contracts
--------------------------------------------------------------------------------
                                                                     Unrealized
Contracts               Description            Expiration           Depreciation
--------------------------------------------------------------------------------
15                     S&P 500 Index             9/2002             $  (206,776)

At June 30, 2002, The Guardian VC 500 Index Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $427,002,361)                      $ 323,077,251
  Cash                                                                   37,563
  Dividends receivable                                                  379,680
  Receivable for fund shares sold                                        63,249
  Interest receivable                                                       848
  Other assets                                                              673
                                                                  -------------
    Total Assets                                                    323,559,264
                                                                  -------------

LIABILITIES
  Payable for securities purchased                                    2,181,344
  Accrued expenses                                                       15,668
  Payable for variation margin                                            7,125
  Payable for fund shares redeemed                                        4,362
  Due to affiliates                                                      67,526
                                                                  -------------
    Total Liabilities                                                 2,276,025
                                                                  -------------
    Net Assets                                                    $ 321,283,239
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $      44,019
  Additional paid-in capital                                        436,354,455
  Undistributed net investment income                                   361,071
  Accumulated net realized loss on investments                      (11,344,420)
  Net unrealized depreciation on investments                       (104,131,886)
                                                                  -------------
    Net Assets                                                    $ 321,283,239
                                                                  =============

Shares Outstanding -- $0.001 par value                               44,018,518
                                                                  =============

Net Asset Value Per Share                                         $        7.30
                                                                  =============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Dividends                                                       $   2,511,377
  Interest                                                               52,844
  Less: Foreign tax withheld                                            (13,380)
                                                                  -------------
    Total Income                                                      2,550,841
                                                                  -------------

  Expenses
    Investment advisory fees -- Note B                                  439,070
    Custodian fees                                                       68,890
    Printing expense                                                     21,389
    Registration fees                                                    10,984
    Audit fees                                                           10,017
    Directors' fees -- Note B                                             7,227
    Legal fees                                                            2,487
    Insurance expense                                                     1,949
    Loan commitment fees -- Note H                                        1,909
    Other                                                                   226
                                                                  -------------
      Total Expenses before reimbursement                               564,148
    Less: Expenses assumed by investment adviser                        (72,389)
                                                                  -------------
      Net Expenses                                                      491,759
                                                                  -------------

  Net Investment Income                                               2,059,082
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE F
    Net realized loss on investments                                 (9,895,098)
    Net change in unrealized depreciation
      of investments                                                (41,204,186)
                                                                  -------------
  Net Realized and Unrealized Loss
    on Investments                                                  (51,099,284)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                           $ (49,040,202)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
-------------------------------

Statement of Changes in Net Assets

                                                                                 Six Months                Year Ended
                                                                                      Ended              December 31,
                                                                              June 30, 2002                      2001
                                                                                (Unaudited)                 (Audited)
                                                                              -------------             -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                     $   2,059,082             $   3,744,604
    Net realized loss on investments                                             (9,895,098)               (1,416,473)
    Net change in unrealized depreciation of investments                        (41,204,186)              (44,319,007)
                                                                              -------------             -------------
      Net Decrease in Net Assets from Operations                                (49,040,202)              (41,990,876)
                                                                              -------------             -------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                        (1,817,090)               (3,701,855)
    Net realized gain on investments                                                     --                   (88,140)
                                                                              -------------             -------------
      Total Dividends and Distributions to Shareholders                          (1,817,090)               (3,789,995)
                                                                              -------------             -------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G           5,596,669               117,724,599
                                                                              -------------             -------------
  Net Increase/(Decrease) in Net Assets                                         (45,260,623)               71,943,728

NET ASSETS:
Beginning of period                                                             366,543,862               294,600,134
                                                                              -------------             -------------
End of period *                                                               $ 321,283,239             $ 366,543,862
                                                                              =============             =============

* Includes undistributed net investment income of:                            $     361,071             $     119,079

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                Six Months                                                Period From
                                                  Ended         Year Ended December 31, (Audited)   August 25, 1999+ to
                                              June 30, 2002     ---------------------------------    December 31, 1999
                                               (Unaudited)               2001              2000          (Audited)
                                               ------------------------------------------------------------------------
Net asset value,
  beginning of period ......................   $      8.47        $      9.72       $     10.75         $     10.14
                                               -----------        -----------       -----------         -----------

Income from investment
  operations:
  Net investment income ....................          0.05               0.09              0.09                0.03
  Net realized and unrealized gain/
    (loss) on investments ..................         (1.18)             (1.25)            (1.01)               0.61
                                               -----------        -----------       -----------         -----------
  Net increase/(decrease) from investment
    operations .............................         (1.13)             (1.16)            (0.92)               0.64
                                               -----------        -----------       -----------         -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ....................         (0.04)             (0.09)            (0.09)              (0.03)
  Net realized gain on investments .........            --              (0.00)(a)         (0.02)                 --
                                               -----------        -----------       -----------         -----------
  Total dividends and distributions ........         (0.04)             (0.09)            (0.11)              (0.03)
                                               -----------        -----------       -----------         -----------

Net asset value, end of period .............   $      7.30        $      8.47       $      9.72         $     10.75
                                               -----------        -----------       -----------         -----------

Total return* ..............................        (13.34)%(b)        (11.92)%           (8.66)%              6.38%(b)
                                               -----------        -----------       -----------         -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ........................   $   321,283        $   366,544       $   294,600         $   217,804
  Ratio of expenses to
    average net assets .....................          0.28%(c)           0.28%             0.28%               0.36%(c)
  Ratio of expenses after custody credits to
    average net assets .....................           N/A                N/A               N/A                0.29%(c)
  Ratio of expenses, excluding waivers,
    to average net assets ..................          0.32%(c)           0.33%             0.34%               0.36%(c)
  Ratio of net investment
    income to average net assets ...........          1.17%(c)           1.14%             0.93%               0.99%(c)
  Portfolio turnover rate ..................             2%                 1%                1%                  1%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Rounds to less than $0.01.
(b)   Not annualized.
(c)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
Mutual Funds -- 71.1%
-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Equity -- 56.8%
  3,100,828   The Guardian VC 500 Index Fund                       $ 22,636,045
-------------------------------------------------------------------------------
Fixed Income -- 14.3%
    470,055   The Guardian Bond Fund, Inc.                            5,711,164
-------------------------------------------------------------------------------
              Total Mutual Funds
                (Cost $34,150,853)                                   28,347,209
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 3.7%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
              U.S. Treasury Bill
$ 1,500,000     1.674%, 7/18/2002
                (Cost $1,498,814)                                  $  1,498,814
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchasde Agreements -- 25.3%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$ 5,000,000   Lehman Brothers
              repurchase agreement,
              dated 6/28/2002, maturity
              value $5,000,796 at 1.91%,
              due 7/1/2002 (1)                                     $  5,000,000
  5,088,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 6/28/2002, maturity
              value $5,088,810 at 1.91%,
              due 7/1/2002 (1)                                        5,088,000
-------------------------------------------------------------------------------
              Total Repurchase Agreements
                (Cost $10,088,000)                                   10,088,000
-------------------------------------------------------------------------------
Total Investments -- 100.1%
  (Cost $45,737,667)                                                 39,934,023
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.1)%                                            (53,087)
-------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 39,880,936
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Purchased (P)/Sold (S) Futures Contracts
--------------------------------------------------------------------------------
                                                                     Unrealized
Contracts    Type      Description               Expiration         Depreciation
--------------------------------------------------------------------------------
14             S       U.S. Treasury Notes,
                         5 Year                    9/2002           $   (29,454)
45             P       S&P 500 Index               9/2002              (620,328)
--------------------------------------------------------------------------------
                                                                    $  (649,782)
--------------------------------------------------------------------------------

At June 30, 2002 The Guardian VC Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
June 30, 2002 (Unaudited)

ASSETS
  Investments, at identified cost*                                 $ 45,737,667
                                                                   ============

  Investments, at market                                           $ 29,846,023
  Repurchase agreements                                              10,088,000
                                                                   ------------
    Total Investments                                                39,934,023

  Cash                                                                        1
  Receivable for fund shares sold                                        11,203
  Interest receivable                                                     1,606
  Receivable for variation margin                                           219
  Other assets                                                               66
                                                                   ------------
    Total Assets                                                     39,947,118
                                                                   ------------

LIABILITIES
  Payable for fund shares redeemed                                       25,714
  Payable for margin variation                                           21,375
  Accrued expenses                                                       14,136
  Due to affiliates                                                       4,957
                                                                   ------------
    Total Liabilities                                                    66,182
                                                                   ------------
    Net Assets                                                     $ 39,880,936
                                                                   ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                            $      5,309
  Additional paid-in capital                                         52,694,475
  Undistributed net investment income                                   257,869
  Accumulated net realized loss on investments                       (6,623,291)
  Net unrealized depreciation of investments                         (6,453,426)
                                                                   ------------
    Net Assets                                                     $ 39,880,936
                                                                   ============

Shares Outstanding -- $0.001 par value                                5,309,073
                                                                   ============

Net Asset Value Per Share                                          $       7.51
                                                                   ============

*Includes repurchase agreement

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Dividends                                                        $    250,908
  Interest                                                              111,420
                                                                   ------------
    Total Income                                                        362,328
                                                                   ------------

  Expenses:
    Investment advisory fees -- Note B                                  108,627
    Custodian fees                                                       15,635
    Audit fees                                                            9,697
    Printing expense                                                      4,378
    Directors' fees -- Note B                                               943
    Legal fees                                                              396
    Registration fees                                                       248
    Loan commitment fees -- Note H                                          100
    Insurance expense                                                        98
    Other                                                                   227
                                                                   ------------
      Total Expenses before reimbursement                               140,349
    Less: Expenses assumed by investment
      adviser(1)                                                        (76,700)
                                                                   ------------
      Net Expenses                                                       63,649
                                                                   ------------

  Net Investment Income                                                 298,679
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE F
    Net realized loss on investments                                   (865,127)
    Net realized gains received from underlying
      funds                                                               1,457
    Net change in unrealized depreciation
      of investments -- Note F                                       (4,534,901)
                                                                   ------------
  Net Realized and Unrealized Loss
    on Investments                                                   (5,398,571)
                                                                   ------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                            $ (5,099,892)
                                                                   ============

(1) The fund does not impose any additional advisory fees for the portion of the fund's assets invested in other Guardian Funds.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
----------------------------------------------

Statement of Changes in Net Assets

                                                                              Six Months      Year Ended
                                                                                   Ended    December 31,
                                                                           June 30, 2002            2001
                                                                             (Unaudited)       (Audited)
                                                                           -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                  $     298,679    $  1,189,298
    Net realized loss on investments                                            (863,670)     (5,983,302)
    Net change in unrealized depreciation of investments                      (4,534,901)        907,753
                                                                           -------------    ------------
      Net Decrease in Net Assets from Operations                              (5,099,892)     (3,886,251)
                                                                           -------------    ------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                       (763,200)       (477,616)
    Net realized gain on investments                                                  --      (1,095,289)
                                                                           -------------    ------------
      Total Dividends and Distributions to Shareholders                         (763,200)     (1,572,905)
                                                                           -------------    ------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G         976,040      11,599,671
                                                                           -------------    ------------
  Net Increase/(Decrease) in Net Assets                                       (4,887,052)      6,140,515

NET ASSETS:
Beginning of period                                                           44,767,988      38,627,473
                                                                           -------------    ------------
End of period *                                                            $  39,880,936    $ 44,767,988
                                                                           =============    ============

* Includes undistributed net investment income of:                         $     257,869    $    722,390

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                            Six Months                                                  Period From
                                              Ended            Year Ended December 31, (Audited)   September 15, 1999+ to
                                          June 30, 2002        ---------------------------------      December 31, 1999
                                           (Unaudited)                 2001              2000             (Audited)
                                          -------------------------------------------------------------------------------
Net asset value,
  beginning of period ...................   $     8.62           $     9.83        $    10.68            $     9.94
                                            ----------           ----------        ----------            ----------

Income from investment
  operations:
  Net investment income .................         0.05                 0.24              0.37                  0.12
  Net realized and unrealized gain/
    (loss) on investments ...............        (1.01)               (1.12)            (0.05)                 0.74
                                            ----------           ----------        ----------            ----------
  Net increase/(decrease) from investment
    operations ..........................        (0.96)               (0.88)             0.32                  0.86
                                            ----------           ----------        ----------            ----------

Dividends and Distributions
  to Shareholders from:
  Net investment income .................        (0.15)               (0.10)            (0.36)                (0.12)
                                            ----------           ----------        ----------            ----------
  Net realized gain on investments ......           --                (0.23)            (0.81)                   --
                                            ----------           ----------        ----------            ----------
  Total dividends and distributions .....        (0.15)               (0.33)            (1.17)                (0.12)
                                            ----------           ----------        ----------            ----------

Net asset value, end of period ..........   $     7.51           $     8.62        $     9.83            $    10.68
                                            ----------           ----------        ----------            ----------

Total return* ...........................       (11.26)%(a)           (9.03)%            3.00%                 8.67%(a)
                                            ----------           ----------        ----------            ----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .....................   $   39,881           $   44,768        $   38,627            $   27,750
  Ratio of expenses to
    average net assets ..................         0.29%(b)(c)          0.39%(c)          0.48%(c)              0.67%(b)(c)
  Gross Expense Ratio ...................         0.53%(b)(d)          0.56%(d)          0.73%(d)              0.98%(b)(d)
  Ratio of net investment
    income to average net assets ........         1.37%(b)             2.87%             3.83%                 4.09%(b)
  Portfolio turnover rate ...............            0%                  29%               12%                    0%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.
(c)   Amounts do not include expenses of the underlying funds.
(d)   Amounts include expenses of the underlying funds.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Corporate Bonds -- 90.9%
--------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 5.5%
$  500,000     Alliant Techsystems, Inc.
               Sr. Sub. Nt.
               8.50% due 5/15/2011                        B2/B      $    522,500
   310,000     BE Aerospace, Inc.
               Sr. Sub. Nt.
               9.50% due 11/1/2008                        B3/B           300,700
   410,000     K & F Ind., Inc.
               Sr. Sub. Nt. Ser. B
               9.25% due 10/15/2007                       B2/B           426,400
   600,000     Sequa Corp.
               Sr. Nt.
               8.875% due 4/1/2008                        Ba3/BB-        600,000
                                                                    ------------
                                                                       1,849,600
--------------------------------------------------------------------------------
Automotive -- 4.7%
   308,000     American Axle & Mfg., Inc.
               Sr. Sub. Nt.
               9.75% due 3/1/2009                         Ba3/B+         326,480
    80,000     Asbury Automotive Group
               Sr. Sub. Nt. +
               9.00% due 6/15/2012                        B3/B            77,200
   311,000     Collins & Aikman Products Co.
               Sr. Nt +
               10.75% due 12/31/2011                      B1/B           312,555
               Delco Remy Int'l., Inc.
               Sr. Sub. Nt.
   206,000     10.625% due 8/1/2006                       B3/B           173,040
               Sr. Sub. Nt.
   259,000     11.00% due 5/1/2009                        B3/B           212,380
               Dura Operating Corp.
               Sr. Sub. Nt.
   155,000     9.00% due 5/1/2009                         B2/B           150,350
               Sr. Nt. +
   160,000     8.625% due 4/15/2012                       B1/B+          160,800
   185,000     Hayes Lemmerz Int'l., Inc.
               Sr. Sub. Nt. ++
               11.00% due 7/15/2006                       NR/NR           18,500
   154,000     Lear Corp.
               Sr. Nt. Ser. B
               8.11% due 5/15/2009                        Ba1/BB+        157,850
                                                                    ------------
                                                                       1,589,155
--------------------------------------------------------------------------------
Building Materials -- 0.5%
   160,000     Associated Materials, Inc.
               Sr. Sub. Nt. +
               9.75% due 4/15/2012                        B3/B           164,000
--------------------------------------------------------------------------------
Chemicals -- 3.9%
    80,000     Compass Minerals Group, Inc.
               Sr. Sub. Nt.
               10.00% due 8/15/2011                       B3/B            84,400
   155,000     Equistar Chemicals LP
               Sr. Nt.
               10.125% due 9/1/2008                       B1/BB+         148,025
   120,000     Huntsman ICI Chemicals LLC
               Sr. Sub. Nt.
               10.125% due 7/1/2009                       Caa1/B-        107,400
    40,000     Huntsman Int'l. LLC
               Sr. Nt. +
               9.875% due 3/1/2009                        B3/B            40,100
               Lyondell Chemical Co.
               Nt. Ser. A
   155,000     9.625% due 5/1/2007                        Ba3/BB         148,025
               Sr. Sub. Nt.
   156,000     10.875% due 5/1/2009                       B2/B+          138,450
               Millennium America, Inc.
               Sr. Nt.
    80,000     7.00% due 11/15/2006                       Ba1/BBB-        75,800
               Sr. Nt.
   153,000     9.25% due 6/15/2008                        Ba1/BBB-       156,060
    78,000     OM Group, Inc.
               Sr. Sub. Nt.
               9.25% due 12/15/2011                       B3/B+           80,730
   320,000     PolyOne Corp.
               Nt. +
               8.875% due 5/1/2012                        Baa3/BBB-      330,168
                                                                    ------------
                                                                       1,309,158
--------------------------------------------------------------------------------
Construction Machinery -- 2.6%
   160,000     H & E Equipment/Finance
               Sr. Nt. +
               11.125% due 6/15/2012                      B3/B           152,000
    80,000     Joy Global, Inc.
               Sr. Sub. Nt.
               8.75% due 3/15/2012                        B2/B+           81,800
               Terex Corp.
               Sr. Sub. Nt.
   155,000     10.375% due 4/1/2011                       B2/B           166,625
               Sr. Sub. Nt.
   155,000     9.25% due 7/15/2011                        B2/B           160,425
   330,000     United Rentals, Inc.
               Sr. Sub. Nt.
               9.00% due 4/1/2009                         B2/BB-         328,350
                                                                    ------------
                                                                         889,200
--------------------------------------------------------------------------------
Consumer Products -- 6.5%
    78,000     Armkel LLC
               Sr. Sub. Nt.
               9.50% due 8/15/2009                        B2/B-           81,120
               Elizabeth Arden, Inc.
               Sr. Nt. Ser. D
   175,000     10.375% due 5/15/2007                      Caa1/B         159,250
               Sr. Sec. Nt. Ser. B

--------------------------------------------------------------------------------

                       See notes to financial statements.

                                    + Rule 144A restricted security.
* Unaudited.                       ++ Non-income producing, security in default.

--------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
$  330,000     11.75% due 2/1/2011                        B2/B      $    338,250
    80,000     Johnsondiversey, Inc.
               Sr. Sub. Nt. +
               9.625% due 5/15/2012                       B2/B            83,600
   308,000     Pennzoil-Quaker St.
               Sr. Nt.
               10.00% due 11/1/2008                       Ba3/BB+        360,745
   410,000     Playtex Products, Inc.
               Sr. Sub. Nt.
               9.375% due 6/1/2011                        B2/B           434,600
   154,000     Sealy Mattress Co.
               Sr. Sub. Nt. Ser. B
               9.875% due 12/15/2007                      B3/B-          154,770
   300,000     Simmons Co.
               Sr. Sub. Nt. Ser. B
               10.25% due 3/15/2009                       B3/B-          315,000
   250,000     St. John Knits Int'l., Inc.
               Sr. Sub. Nt.
               12.50% due 7/1/2009                        B3/B-          265,937
                                                                    ------------
                                                                       2,193,272
--------------------------------------------------------------------------------
Energy -- 6.2%
          Chesapeake Energy Corp.
               Sr. Nt.
    80,000     8.375% due 11/1/2008                       B1/B+           80,000
               Sr. Nt.
    80,000     8.125% due 4/1/2011                        B1/B+           78,600
   356,000     Dresser, Inc.
               Sr. Nt.
               9.375% due 4/15/2011                       B2/B           360,450
   300,000     Newpark Resources, Inc.
               Sr. Sub. Nt. Ser. B
               8.625% due 12/15/2007                      B2/B+          289,500
               Pride Int'l., Inc.
               Sr. Nt.
   390,000     9.375% due 5/1/2007                        Ba2/BB         406,575
               Sr. Nt.
   160,000     10.00% due 6/1/2009                        Ba2/BB         171,200
   240,000     Tesoro Petroleum Corp.
               Sr. Sub. Nt. +
               9.625% due 4/1/2012                        B2/B+          219,600
   320,000     Western Oil Sands, Inc.
               Sr. Nt. +
               8.375% due 5/1/2012                        Ba2/BB+        320,800
   155,000     Westport Resources Corp.
               Sr. Sub. Nt.
               8.25% due 11/1/2011                        Ba3/BB-        158,875
                                                                    ------------
                                                                       2,085,600
--------------------------------------------------------------------------------
Entertainment -- 2.9%
               Intrawest Corp.
               Sr. Nt.
   330,000     9.75% due 8/15/2008                        B1/B+          334,950
               Sr. Nt.
   135,000     10.50% due 2/1/2010                        B1/B+          140,400
   500,000     Premier Parks, Inc.
               Sr. Nt.
               9.75% due 6/15/2007                        B2/B           512,500
                                                                    ------------
                                                                         987,850
--------------------------------------------------------------------------------
Environmental -- 3.1%
               Allied Waste NA, Inc.
               Sr. Nt.
   154,000     7.625% due 1/1/2006                        Ba3/BB-        148,610
               Sr. Sub. Nt.
   578,000     10.00% due 8/1/2009                        B2/B+          567,931
   308,000     Waste Management, Inc.
               Sr. Nt.
               7.375% due 8/1/2010                        Ba1/BBB        319,812
                                                                    ------------
                                                                       1,036,353
--------------------------------------------------------------------------------
Financial Institutions -- 1.5%
   308,000     General Motors Acceptance Corp.
               Nt.
               6.875% due 9/15/2011                       A2/BBB+        305,788
   200,000     Western Financial Bank
               Sub. Cap. Debt.
               9.625% due 5/15/2012                       B1/BB-         200,000
                                                                    ------------
                                                                         505,788
--------------------------------------------------------------------------------
Food and Beverage -- 7.2%
   320,000     American Seafood Group LLC
               Sr. Sub. Nt. +
               10.125% due 4/15/2010                      B3/B           323,200
               Constellation Brands, Inc.
               Sr. Sub. Nt.
    52,000     8.625% due 8/1/2006                        Ba2/BB          54,600
               Sr. Sub. Nt.
   103,000     8.50% due 3/1/2009                         Ba3/B+         106,090
               Sr. Sub. Nt.
    39,000     8.125% due 1/15/2012                       Ba3/B+          40,024
   350,000     Del Monte Corp.
               Sr. Sub. Nt.
               9.25% due 5/15/2011                        B3/B-          364,000
   600,000     Jack in the Box, Inc.
               Sr. Sub. Nt.
               8.375% due 4/15/2008                       Ba3/BB-        615,750
   205,000     Land O Lakes, Inc.
               Sr. Nt. +
               8.75% due 11/15/2011                       Ba3/BB         192,700

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
$  400,000     Michael Foods, Inc.
               Sr. Sub. Nt. Ser. B
               11.75% due 4/1/2011                        B2/B-     $    436,000
   160,000     Premium Standard Farms, Inc.
               Sr. Nt.
               9.25% due 6/15/2011                        B1/BB          153,600
   155,000     Sbarro, Inc.
               Sr. Nt.
               11.00% due 9/15/2009                       B2/B+          155,000
                                                                    ------------
                                                                       2,440,964
--------------------------------------------------------------------------------
Gaming -- 4.8%
   500,000     Hollywood Casino Corp.
               Sr. Nt.
               11.25% due 5/1/2007                        B3/B           540,000
   300,000     Mandalay Resort Group
               Sr. Sub. Nt. Ser. B
               10.25% due 8/1/2007                        Ba3/BB-        314,625
   154,000     Park Place Entertainment Corp.
               Sr. Nt.
               7.50% due 9/1/2009                         Ba1/BBB-       151,815
   155,000     Sun Int'l. Hotels Ltd.
               Sr. Sub. Nt.
               8.875% due 8/15/2011                       B2/B+          158,294
   456,000     Waterford Gaming LLC
               Sr. Nt. +
               9.50% due 3/15/2010                        B1/B+          471,960
                                                                    ------------
                                                                       1,636,694
--------------------------------------------------------------------------------
Health Care -- 5.2%
   500,000     Fisher Scientific Int'l., Inc.
               Sr. Sub. Nt.
               9.00% due 2/1/2008                         B3/B           511,250
   310,000     Fresenius Medical Care
               Capital Tr.
               7.875% due 6/15/2011                       Ba2/B+         277,450
   320,000     HCA-The Healthcare Corp.
               Nt.
               8.75% due 9/1/2010                         Ba1/BBB-       361,108
   205,000     Insight Health Svcs. Corp.
               Sr. Sub. Nt. Ser. B
               9.875% due 11/1/2011                       B3/B-          206,025
   400,000     Triad Hospitals, Inc.
               Sr. Nt. Ser. B
               8.75% due 5/1/2009                         B1/B-          418,000
                                                                    ------------
                                                                       1,773,833
--------------------------------------------------------------------------------
Home Construction -- 2.3%
   160,000   Beazer Homes USA, Inc.
               Sr. Nt. +
               8.375% due 4/15/2012                       Ba2/BB         161,600
  103,000      Meritage Corp.
               Sr. Nt.
               9.75% due 6/1/2011                         B1/B           106,863
   195,000     Schuler Homes, Inc.
               Sr. Nt.
               9.00% due 4/15/2008                        Ba1/BB         198,900
   160,000     Standard Pacific Corp.
               Sr. Sub. Nt.
               9.25% due 4/15/2012                        Ba3/B+         160,800
   160,000     WCI Communities, Inc.
               Sr. Sub. Nt.
               9.125% due 5/1/2012                        B1/B           158,800
                                                                    ------------
                                                                         786,963
--------------------------------------------------------------------------------
Industrial - Other -- 1.6%
   355,000     Briggs & Stratton Corp.
               Sr. Nt.
               8.875% due 3/15/2011                       Ba1/BB+        372,750
   100,000     Foamex LP/Capital Corp.
               Sr. Nt. +
               10.75% due 4/1/2009                        B3/B           102,000
    80,000     NMHG Hldg. Co.
               Sr. Nt. +
               10.00% due 5/15/2009                       B3/B+           81,200
                                                                    ------------
                                                                         555,950
--------------------------------------------------------------------------------
Lodging -- 1.9%
   160,000     HMH Pptys., Inc.
               Sr. Nt. Ser. C
               8.45% due 12/1/2008                        Ba3/BB-        156,800
   160,000     John Q. Hammons Hotels LP
               1st Mtg. Nt. +
               8.875% due 5/15/2012                       B2/B           156,800
   310,000     Meristar Hosp. Oper. Fin.
               Sr. Nt. +
               10.50% due 6/15/2009                       B1/B+          313,100
                                                                    ------------
                                                                         626,700
--------------------------------------------------------------------------------
Media - Cable -- 2.9%
               Charter Comm. Hldgs.
               Sr. Nt.
   158,000     10.00% due 4/1/2009                        B2/B+          109,020
               Sr. Nt.
   306,000     10.75% due 10/1/2009                       B2/B+          214,965
               Sr. Nt.
   181,000     10.25% due 1/15/2010                       B2/B+          123,080
   320,000     CSC Hldgs., Inc.
               Sr. Nt.
               7.625% due 4/1/2011                        Ba2/BB+        257,466
   308,000     Insight Midwest LP
               Sr. Nt.
               10.50% due 11/1/2010                       B2/B+          287,980
                                                                    ------------
                                                                         992,511
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
Media - NonCable -- 5.0%
$  154,000     Advanstar Comm., Inc.
               Sr. Sub. Nt.
               12.00% due 2/15/2011                       Caa1/CCC+  $   124,740
   154,000     Allbritton Comm. Co.
               Sr. Sub. Nt. Ser. B
               8.875% due 2/1/2008                        B3/B-          158,620
   330,000     American Media Operations, Inc.
               Sr. Sub. Nt. Ser. B
               10.25% due 5/1/2009                        B2/B-          346,500
   205,000     Clear Channel Comm.
               Sr. Sub. Nt. Ser. B
               8.125% due 12/15/2007                      Ba2/BB+        199,875
   155,000     Corus Entertainment, Inc.
               Sr. Sub. Nt.
               8.75% due 3/1/2012                         B1/B+          155,000
   154,000     Echostar DBS Corp.
               Sr. Nt.
               9.25% due 2/1/2006                         B1/B+          141,680
   154,000     Emmis Comm. Corp.
               Sr. Sub. Nt
               8.125% due 3/15/2009                       B2/B-          150,150
   160,000     Entravision Comm. Corp.
               Sr. Sub. Nt. +
               8.125% due 3/15/2009                       B3/B-          160,800
   103,000     Lamar Media Corp.
               Sr. Sub. Nt.
               8.625% due 9/15/2007                       Ba3/B          105,575
   153,000     Sinclair Broadcast Group, Inc.
               Sr. Sub. Nt.
               8.75% due 12/15/2007                       B2/B           152,235
                                                                     -----------
                                                                       1,695,175
--------------------------------------------------------------------------------
Metals and Mining  -- 1.1%
   160,000     AK Steel Corp.
               Sr. Nt. +
               7.75% due 6/15/2012                        B1/BB          158,400
   154,000     Luscar Coal Ltd.
               Sr. Nt.
               9.75% due 10/15/2011                       Ba3/BB         165,550
    40,000     Steel Dynamics, Inc.
               Sr. Nt. +
               9.50% due 3/15/2009                        B2/B            42,200
                                                                     -----------
                                                                         366,150
--------------------------------------------------------------------------------
Packaging -- 1.8%
   155,000   Graphic Packaging Corp.
               Sr. Sub. Nt. +
               8.625% due 2/15/2012                       B2/B+          160,038
   330,000     Kappa Beheer BV
               Sr. Sub. Nt.
               10.625% due 7/15/2009                      B2/B           359,700
    80,000     Silgan Hldgs., Inc.
               Sr. Sub. Debt. +
               9.00% due 6/1/2009                         B1/B            82,400
                                                                     -----------
                                                                         602,138
--------------------------------------------------------------------------------
Paper and Forest Products -- 2.8%
    80,000     Norske Skog Canada Ltd.
               Sr. Nt.
               8.625% due 6/15/2011                       Ba2/BB+         82,000
   165,000     Packaging Corp. of America
               Sr. Sub. Nt.
               9.625% due 4/1/2009                        Ba2/BB+        178,200
   330,000     Stone Container Corp.
               Sr. Nt.
               9.75% due 2/1/2011                         B2/B           353,100
   310,000     Tembec Industries, Inc.
               Sr. Nt.
               8.50% due 2/1/2011                         Ba1/BB+        319,300
                                                                     -----------
                                                                         932,600
--------------------------------------------------------------------------------
Retailers -- 3.7%
   160,000     Cole National Group, Inc.
               Sr. Sub. Nt. +
               8.875% due 5/15/2012                       B2/B           158,800
   308,000     J.C. Penney Co., Inc.
               Sr. Nt.
               6.90% due 8/15/2026                        Ba3/BBB-       310,310
   155,000     Petco Animal Supplies, Inc.
               Sr. Sub. Nt.
               10.75% due 11/1/2011                       B3/B           167,400
    78,000     Rent-A-Center, Inc.
               Sr. Sub. Nt. Ser. D
               11.00% due 8/15/2008                       B1/B            82,875
   160,000     United Auto Group, Inc.
               Sr. Sub. Nt. +
               9.625% due 3/15/2012                       B3/B           160,800
   350,000     William Carter Co.
               Sr. Sub. Nt. Ser. B
               10.875% due 8/15/2011                      B3/B-          383,250
                                                                     -----------
                                                                       1,263,435
--------------------------------------------------------------------------------
Services -- 2.8%
   320,000     Coinmach Corp.
               Sr. Nt. +
               9.00% due 2/1/2010                         B2/B           324,800
   600,000     Iron Mountain, Inc.
               Sr. Sub. Nt.
               8.625% due 4/1/2013                        B2/B           613,500
                                                                     -----------
                                                                         938,300
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
June 30, 2002 (Unaudited) (Continued)

                                                          Rating
Principal                                                Moody's/
Amount                                                      S&P*           Value
--------------------------------------------------------------------------------
Supermarkets -- 1.4%
$  308,000     Delhaize America, Inc.
               Nt.
               8.125% due 4/15/2011                       Baa3/BBB-  $   324,618
   156,000     Pathmark Stores, Inc.
               Sr. Sub. Nt.
               8.75% due 2/1/2012                         B2/B           158,340
                                                                     -----------
                                                                         482,958
--------------------------------------------------------------------------------
Technology -- 2.6%
   400,000     Flextronics Int'l. Ltd.
               Sr. Sub. Nt.
               9.875% due 7/1/2010                        Ba2/BB-        418,000
   320,000     Seagate Tech.
               Sr. Nt. +
               8.00% due 5/15/2009                        Ba2/BB+        320,000
   160,000     Solectron Corp.
               Sr. Nt.
               9.625% due 2/15/2009                       Ba3/BB         145,600
                                                                     -----------
                                                                         883,600
--------------------------------------------------------------------------------
Textile -- 0.2%
    39,000     Collins & Aikman Floor Cover
               Sr. Sub. Nt. +
               9.75% due 2/15/2010                        B2/B            39,780
    20,000     Russell Corp.
               Sr. Nt. +
               9.25% due 5/1/2010                         B1/BB           20,600
                                                                     -----------
                                                                          60,380
--------------------------------------------------------------------------------
Transportation -- 0.2%
    78,000     Teekay Shipping Corp.
               Sr. Nt.
               8.875% due 7/15/2011                       Ba2/BB-         81,120
--------------------------------------------------------------------------------
Utility -- 2.5%
               AmeriGas Partners LP
               Sr. Nt.
   103,000     10.00% due 4/15/2006                       Ba3/BB+        109,180
               Sr. Nt.
   103,000     8.875% due 5/20/2011                       Ba3/BB+        107,120
   720,000     Calpine Canada Energy
               Sr. Nt.
               8.50% due 5/1/2008                         B1/B+          493,200
   160,000     PSEG Energy Hldgs.
               Sr. Nt.
               8.50% due 6/15/2011                        Baa3/BBB-      149,347
                                                                     -----------
                                                                         858,847
--------------------------------------------------------------------------------
Wireless Communications -- 3.0%
   155,000     American Tower Corp.
               Sr. Nt.
               9.375% due 2/1/2009                        Caa1/B-         85,250
   205,000     Crown Castle Int'l. Corp.
               Sr. Nt.
               10.75% due 8/1/2011                        B3/B           135,300
   155,000     iPCS, Inc.
               Sr. Disc. Nt.
               0/14.00% due 7/15/2010 (1)                 Caa1/CCC        20,150
   160,000     Nextel Comm., Inc.
               Sr. Nt.
               9.50% due 2/1/2011                         B3/B            78,800
               Telecorp PCS, Inc.
               Sr. Sub. Disc. Nt.
   100,000     0/11.625% due 4/15/2009 (1)                Baa2/BBB        76,000
               Sr. Sub. Nt.
   315,000     10.625% due 7/15/2010                      Baa2/BBB       294,525
   480,000     Triton PCS, Inc.
               Sr. Sub. Nt.
               8.75% due 11/15/2011                       B2/B-          295,200
   160,000     U.S. Unwired, Inc.
               Sr. Sub. Disc. Nt. Ser. B
               0/13.375% due 11/1/2009 (1)                B3/CCC+         38,400
                                                                     -----------
                                                                       1,023,625
--------------------------------------------------------------------------------
Wireline Communications -- 0.5%
   320,000     Qwest Capital Funding
               Nt.
               7.00% due 8/3/2009                         Ba2/BB         177,600
--------------------------------------------------------------------------------
               Total Corporate Bonds
                 (Cost $31,413,625)                                   30,789,519
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sovereign Debt -- 0.9%
--------------------------------------------------------------------------------
$  308,000     United Mexican States
               Nt.
               8.375% due 1/14/2011
                 (Cost $313,039)                                     $   319,550
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Unaudited.                                    + Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrants -- 0.0%
--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
       900     GT Group Telecomm., Inc.                              $       900
               exp. 2/1/2010 +
       500     Leap Wireless Int'l., Inc.                                    250
               exp. 4/15/2010 +
       330     Leap Wireless Int'l., Inc.                                    165
               exp. 4/15/2010 +
       200     Ubiquitel Operating Co.                                     2,800
               exp. 4/15/2010 +
       170     XM Satellite Radio, Inc.                                        9
               exp. 3/3/2010 +
--------------------------------------------------------------------------------
               Total Warrants
                 (Cost $36,590)                                      $     4,124
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 7.0%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$2,353,000     State Street Bank and Trust Co.
               repurchase agreement, dated 6/28/2002,
               maturity value $2,353,375 at 1.91%
               due 7/1/2002 (2)
                 (Cost $2,353,000)                                   $ 2,353,000
--------------------------------------------------------------------------------
Total Investments -- 98.8%
  (Cost $34,116,254)                                                  33,466,193
Cash, Receivables and Other Assets
  Less Liabilities -- 1.2%                                               393,019
--------------------------------------------------------------------------------
Net Assets -- 100%                                                   $33,859,212
--------------------------------------------------------------------------------

(1)   Step-up bond.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Statement of Assets
and Liabilities
 June 30, 2002 (Unaudited)

ASSETS
  Investments, at market (cost $34,116,254)                        $ 33,466,193
  Cash                                                                      263
  Interest receivable                                                   747,375
  Receivable for securities sold                                        161,989
  Receivable for fund shares sold                                         3,347
  Other assets                                                              132
                                                                   ------------
    Total Assets                                                     34,379,299
                                                                   ------------

LIABILITIES
  Payable for securities purchased                                      490,212
  Accrued expenses                                                       12,985
  Payable for fund shares redeemed                                          105
  Due to affiliates                                                      16,785
                                                                   ------------
    Total Liabilities                                                   520,087
                                                                   ------------
    Net Assets                                                     $ 33,859,212
                                                                   ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                            $      4,334
  Additional paid-in capital                                         41,186,962
  Undistributed net investment income                                   225,942
  Accumulated net realized loss on investments                       (6,907,965)
  Net unrealized depreciation of investments                           (650,061)
                                                                   ------------
    Net Assets                                                     $ 33,859,212
                                                                   ============

Shares Outstanding -- $0.001 par value                                4,333,909
                                                                   ============

Net Asset Value Per Share                                          $       7.81
                                                                   ============

Statement of Operations
Six Months Ended
June 30, 2002 (Unaudited)

INVESTMENT INCOME
  Interest                                                         $  1,426,669
                                                                   ------------

  Expenses:
    Investment advisory fees -- Note B                                   99,541
    Custodian fees                                                       21,888
    Audit fees                                                           12,401
    Printing expense                                                      3,904
    Directors' fees -- Note B                                               744
    Legal fees                                                              396
    Insurance expense                                                       184
    Loan commitment fees -- Note H                                          137
    Registration fees                                                       100
    Other                                                                   227
                                                                   ------------
    Total Expenses                                                      139,522
                                                                   ------------

  Net Investment Income                                               1,287,147
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE F
    Net realized loss on investments                                 (1,341,458)
    Net change in unrealized depreciation
      of investments                                                   (236,647)
                                                                   ------------
  Net Realized and Unrealized Loss
    on Investments                                                   (1,578,105)
                                                                   ------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                            $   (290,958)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                             Six Months      Year Ended
                                                                                  Ended    December 31,
                                                                          June 30, 2002            2001
                                                                            (Unaudited)       (Audited)
                                                                           ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                  $  1,287,147    $  2,789,972
    Net realized loss on investments                                         (1,341,458)     (4,383,991)
    Net change in unrealized depreciation of investments                       (236,647)      2,323,178
                                                                           ------------    ------------
      Net Increase/(Decrease) in Net Assets from Operations                    (290,958)        729,159
                                                                           ------------    ------------

  Dividends to Shareholders from:
    Net investment income                                                    (1,061,205)     (2,808,473)
                                                                           ------------    ------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G      3,001,421       7,454,942
                                                                           ------------    ------------
  Net Increase in Net Assets                                                  1,649,258       5,375,628

NET ASSETS:
Beginning of period                                                          32,209,954      26,834,326
                                                                           ------------    ------------
End of period*                                                             $ 33,859,212    $ 32,209,954
                                                                           ============    ============

* Includes undistributed net investment income of:                         $    225,942    $         --

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                               Six Months                                              Period From
                                                  Ended      Year Ended December 31, (Audited)   September 13, 1999+ to
                                             June 30, 2002   ---------------------------------      December 31, 1999
                                              (Unaudited)              2001           2000              (Audited)
                                             --------------------------------------------------------------------------
Net asset value,
  beginning of period ......................   $     8.13        $     8.61     $    10.04             $     9.99
                                               ----------        ----------     ----------             ----------

Income from investment
  operations:
  Net investment income ....................         0.31              0.77           0.85                   0.23
  Net realized and unrealized gain/
    (loss) on investments ..................        (0.88)            (0.47)         (1.44)                  0.05
                                               ----------        ----------     ----------             ----------
  Net increase/(decrease) from investment
    operations .............................        (0.57)             0.30          (0.59)                  0.28
                                               ----------        ----------     ----------             ----------

Dividends to Shareholders from:
  Net investment income ....................        (0.26)            (0.78)         (0.84)                 (0.23)
                                               ----------        ----------     ----------             ----------

Net asset value, end of period .............   $     7.30        $     8.13     $     8.61             $    10.04
                                               ----------        ----------     ----------             ----------

Total return* ..............................        (0.85)%(a)        (3.56)%        (6.07)%                 2.78%(a)
                                               ----------        ----------     ----------             ----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ........................   $   33,859        $   32,210     $   26,834             $   25,888
  Ratio of expenses to
    average net assets .....................         0.84%(b)          0.90%          0.90%                  1.14%(b)
  Ratio of expenses after custody credits to
    average net assets .....................          N/A               N/A            N/A                   0.99%(b)
  Ratio of net investment
    income to average net assets ...........         7.76%(b)          8.96%          9.11%                  7.66%(b)
  Portfolio turnover rate ..................           40%              140%           155%                    43%

+     Commencement of operations.
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Not annualized.
(b)   Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------
Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999 and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036;
and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of June 30, 2002, no Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value,in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Foreign Currency Translation

      GSF, GVC500IF, and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

(or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-------------------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to or from Related Parties
-------------------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation"), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of ..25% and .60%, respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds .28% of the average daily net assets of GVC500IF. GIS subsidized .04% of the ordinary operating expenses of GVC500IF or $72,389 for the six months ended June 30, 2002. If total expenses of the Funds, except GVC500IF (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Funds, GIS has agreed to assume any such excess expenses. None of the Funds exceeded this limit during the six months ended June 30, 2002.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

      The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive $2,000 per committee meeting fee also allocated among all funds in the Guardian Fund Complex based on relative average daily net assets.

      GVCAAF received $250,908 in dividends from other Guardian mutual funds for the six months ended June 30, 2002.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the six months ended June 30, 2002 amounted to $8,466.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

Average amount outstanding
  during the period ...............................................  $6,115,942
Weighted average interest rate
  during the period ...............................................        0.68%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2002 were as follows:

                                                    GSF             GVC500IF
                                                    ---             --------
         Purchases ......................     $ 617,868,636       $ 26,846,337
         Proceeds .......................     $ 741,841,031       $  8,465,921

                                                  GVCAAF             GVCHYBF
                                                  ------             -------
         Purchases ......................     $          --       $ 14,886,470
         Proceeds .......................     $          --       $ 12,445,659

                                                    GBF
                                                    ---
         Purchases ......................     $ 514,430,176
         Proceeds .......................     $ 489,777,708

      The cost of investments owned at June 30, 2002 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 2002 for GSF, GVC500IF, GVCAAF, GVCHYBF and GBF were as follows:

                                                    GSF             GVC500IF
                                                    ---             --------
         Gross Appreciation .............     $  88,584,977       $  19,280,995
         Gross Depreciation .............      (216,544,602)       (123,206,105)
                                              -------------       -------------
           Net Unrealized Depreciation ..      (127,959,625)      $(103,925,110)
                                              =============       =============

                                                  GVCAAF             GVCHYBF
                                                  ------             -------
         Gross Appreciation .............     $     192,679       $     781,190
         Gross Depreciation .............        (5,996,323)         (1,431,251)
                                              -------------       -------------
           Net Unrealized Depreciation ..     $  (5,803,644)      $    (650,061)
                                              =============       =============

                                                    GBF
                                                    ---
         Gross Appreciation .............     $   5,501,951
         Gross Depreciation .............        (2,205,466)
                                              -------------
           Net Unrealized Appreciation ..     $   3,296,485
                                              =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through June 30, 2002, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

                                       Six Months Ended           Year Ended    Six Months Ended           Year Ended
                                               June 30,         December 31,            June 30,         December 31,
                                                   2002                 2001                2002                 2001
                                             (Unaudited)            (Audited)         (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------------
                                                       Shares                                   Amount
----------------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                                     960,829            3,815,255       $  27,110,539        $ 122,786,296
Shares issued in reinvestment of
  dividends and distributions                   544,573              784,694          14,289,601           24,458,898
Shares repurchased                           (7,084,612)         (18,650,149)       (197,109,413)        (568,765,235)
----------------------------------------------------------------------------------------------------------------------
  Net decrease                               (5,579,210)         (14,050,200)      $(155,709,273)       $(421,520,041)
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                                   1,449,148           13,181,683       $  11,635,206        $ 119,420,668
Shares issued in reinvestment of
  dividends and distributions                   221,204              408,501           1,687,785            3,526,181
Shares repurchased                             (952,651)            (611,918)         (7,726,322)          (5,222,250)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  717,701           12,978,266        $  5,596,669        $ 117,724,599
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                     268,646            1,514,707        $  2,261,368        $  13,674,648
Shares issued in reinvestment of
  dividends and distributions                    97,846              177,529             763,200            1,572,906
Shares repurchased                             (250,052)            (428,231)         (2,048,528)          (3,647,883)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  116,440            1,264,005           $ 976,040        $  11,599,671
----------------------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                     763,255            1,744,621        $  6,287,388        $  15,630,031
Shares issued in reinvestment
  of dividends                                  133,150              340,888           1,061,205            2,808,473
Shares repurchased                             (525,407)          (1,239,376)         (4,347,172)         (10,983,562)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                  370,998              846,133        $  3,001,421         $  7,454,942
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
June 30, 2002 (Unaudited) (Continued)

                                       Six Months Ended           Year Ended    Six Months Ended           Year Ended
                                               June 30,         December 31,            June 30,         December 31,
                                                   2002                 2001                2002                 2001
                                             (Unaudited)            (Audited)         (Unaudited)            (Audited)
----------------------------------------------------------------------------------------------------------------------
                                                       Shares                                   Amount
----------------------------------------------------------------------------------------------------------------------
o The Guardian Bond Fund
Shares sold                                   3,014,657            7,257,437       $  36,701,292        $  88,866,716
Shares issued in reinvestment
  of dividends and distributions                627,121            1,928,395           7,632,057           23,063,933
Shares repurchased                           (2,502,137)          (9,581,533)        (30,383,926)        (118,325,022)
----------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                     1,139,641             (395,701)      $  13,949,423         $ (6,394,373)
----------------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund
Shares sold                                  36,224,288           47,189,875       $ 362,242,879        $ 471,898,754
Shares issued in reinvestment
  of dividends                                  308,143            1,631,504           3,081,430           16,315,042
Shares repurchased                          (39,932,335)         (39,602,863)       (399,323,346)        (396,028,632)
----------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                    (3,399,904)           9,218,516       $ (33,999,037)       $  92,185,164
----------------------------------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2002, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------


80